(METLIFE LOGO)


                                 FOURTH QUARTER
                              FINANCIAL SUPPLEMENT

                               DECEMBER 31, 2003


(SNOOPY GRAPHIC)


                           (GRAPHIC OF THE NUMBER 4)

                                                                               .
                                                                               .
                                                                               .

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
  Corporate Overview                                                              2

METLIFE, INC.
  Consolidated Balance Sheets                                                     3
  Consolidated Statements of Operating Earnings and Total Company Headcount       4
  Consolidating Balance Sheet                                                     5
  Consolidating Statement of Operating Earnings                                   6

INSURANCE OPERATIONS
  Consolidated Statements of Operating Earnings                                  10
  Consolidating Statement of Operating Earnings                                  11

SUMMARY OF SEGMENT OPERATING EARNINGS                                            15

  INSTITUTIONAL OPERATIONS
    Statements of Operating Earnings                                             16
    Premiums, Fees and Other Revenues by Product and Additional Statistical
       Information                                                               18
    Future Policy Benefits and Policyholder Account Balances and
       Separate Account Liabilities                                              19
    Insurance Expense Ratios and Other Expenses by Major Category                20
    Spreads by Product                                                           21

  INDIVIDUAL OPERATIONS
    Statements of Operating Earnings                                             22
    Premiums and Deposits by Product and Manufacturer and Mutual Fund Sales      25
    Additional Statistical Information                                           26
    Future Policy Benefits and Policyholder Account Balances and
       Separate Account Liabilities                                              27
    Insurance Expense Ratios and Other Expenses by Major Category                28
    Spreads by Product                                                           29

  AUTO & HOME
    Statements of Operating Earnings                                             30
    Written Premiums by Product and Selected Financial Information and
       Supplemental Data                                                         32

  INTERNATIONAL OPERATIONS
    Statements of Operating Earnings                                             33

REINSURANCE OPERATIONS
  Statements of Operating Earnings, Pre-Tax and Pre-Minority Interest
    Operating Earnings by Region and Reserves by Region                          34

ASSET MANAGEMENT
  Statements of Operating Earnings, Change in Assets Under Management and
    Composition of Assets Under Management                                       35

CORPORATE, OTHER & ELIMINATIONS
  Statements of Operating Earnings                                               36

METLIFE, INC.
  Investment Results by Asset Category and Annualized Yields                     37
  Fixed Maturities and Equity Securities Gross Unrealized Loss Aging Schedule    39
  Summary of Fixed Maturities by Sector and by Quality Distribution, and
    Summary of Commercial Mortgage Loans by Region and Property Type             40
  Summary of Real Estate, Summary of Mortgages and Distribution of
    Assets Under Management                                                      41

OTHER INFORMATION
  Company Ratings                                                                42
  Capital Allocation Based on Risk Based Capital vs. Economic Capital 2002
    through 2000                                                                 43

NOTE:
THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING CERTAIN AFTER-TAX NET INVESTMENT GAINS AND LOSSES, AND THE AFTER-TAX IMPACT FROM THE CUMULATIVE EFFECT OF ACCOUNTING CHANGES. SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS PER DILUTED SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AS DEFINED ABOVE BY THE NUMBER OF WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE USES OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE IN ANALYZING ITS PERFORMANCE; IT BELIEVES THAT THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING THE NET EFFECT OF CERTAIN INVESTMENT GAINS AND LOSSES, WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, AND THE AFTER-TAX IMPACT OF THE CUMULATIVE EFFECT OF ACCOUNTING CHANGES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME AND GAAP NET INCOME PER DILUTED SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME AND OPERATING EARNINGS PER DILUTED SHARE TO GAAP NET INCOME PER DILUTED SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE, DATED FEBRUARY 10, 2004, FOR THE QUARTER ENDED DECEMBER 31, 2003, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                   For the Three Months Ended
                                   -----------------------------------------------------------------------------------------------
                                   December 31, September 30, June 30,   March 31,  December 31, September 30, June 30,   March 31,
                                      2003          2003        2003       2003         2002          2002       2002       2002
                                   -----------------------------------------------------------------------------------------------
Net income (1)                         $701         $574        $580       $362         $561          $328       $387       $329
    Net investment gains
      (losses) (2)(3)                   139         (151)        (54)      (170)         310          (286)      (266)      (105)
    Minority interest - net
      investment gains (losses)          (9)          (2)         (2)         4            2            (1)         4          1
    Adjustments to net investment
      gains (losses) (4)                138           39           0         38           43            16         73         13
    Net investment gains (losses)
      tax benefit (provision)          (106)          72          16         44         (132)          102         72         15
                                   -----------------------------------------------------------------------------------------------
After-tax net investment gains
  (losses)                              162          (42)        (40)       (84)         223          (169)      (117)       (76)
After-tax cumulative effect of a
  change in accounting (12)             (26)           0           0          0            0            (5)         0          5
                                   -----------------------------------------------------------------------------------------------
Operating earnings                     $565         $616 (5)    $620 (6)   $446         $338 (7)      $502       $504 (8)   $400 (9)
                                   ===============================================================================================

Net income per share - diluted        $0.92        $0.75       $0.79      $0.47 (10)   $0.78         $0.45      $0.53      $0.44
After-tax net investment gains
  (losses)                             0.21        (0.06)      (0.05)     (0.12)        0.31         (0.23)     (0.16)     (0.10)
After-tax cumulative effect of a
  change in accounting                (0.03)        0.00        0.00       0.00         0.00         (0.01)      0.00       0.00
Impact of conversion of securities     0.00         0.00        0.00      (0.03)        0.00          0.00       0.00       0.00
                                   -----------------------------------------------------------------------------------------------
Operating earnings per share -
  diluted                             $0.74        $0.81       $0.84      $0.62        $0.47         $0.69      $0.69      $0.54
                                   ===============================================================================================

Weighted average common shares
  outstanding - diluted               761.3        760.9       731.3      722.4        720.9         722.7      733.9      739.5

Book value per common share
  (actual shares outstanding)        $27.93       $27.50      $27.13     $25.76       $24.83        $24.39     $23.00     $21.64
Book value per common share,
  excluding other accumulated
  comprehensive income (actual
  shares outstanding)                $24.24       $23.54      $22.78     $22.45       $21.96        $21.37     $20.91     $20.45

Book value per common share -
  diluted                            $27.78       $27.47      $28.20     $24.97       $24.12        $23.63     $22.00     $20.72
Book value per common share,
  excluding other accumulated
  comprehensive income - diluted     $24.11       $23.52      $23.68     $21.77       $21.33        $20.70     $20.00     $19.58

                                                                At or for the Three Months Ended
                                   -----------------------------------------------------------------------------------------------
                                   December 31, September 30, June 30,   March 31,  December 31, September 30, June 30,   March 31,
                                      2003          2003        2003       2003         2002          2002       2002       2002
                                   -----------------------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                           760.2        760.2       700.4      700.3        700.3         701.9      707.8      715.5
Treasury stock                         (3.0)         0.0        59.8        0.1          0.0          (1.6)      (5.9)      (7.7)
                                   -----------------------------------------------------------------------------------------------
Shares outstanding, end of period     757.2        760.2       760.2      700.4        700.3         700.3      701.9      707.8

Weighted average common shares
  outstanding - basic                 759.0        760.1       731.3      700.3        700.3         701.5      704.7      712.1
Dilutive effect of convertible
  securities                            0.0          0.0         0.0       22.1         20.6          21.2       28.3       27.1
Dilutive effect of stock options        1.6          0.0         0.0        0.0          0.0           0.0        0.9        0.3
Dilutive effect of deferred stock
  compensation                          0.7          0.8         0.0        0.0          0.0           0.0        0.0        0.0
                                   -----------------------------------------------------------------------------------------------
Weighted average common shares
  outstanding - diluted               761.3        760.9       731.3      722.4        720.9         722.7      733.9      739.5
                                   ===============================================================================================

Policyholder Trust Shares             362.5        372.7       382.4      386.4        390.0         400.6      403.2      409.4

SUPPLEMENTAL DATA

Adjusted long-term debt to total
  capital excluding other
  accumulated comprehensive
  income (11)                          21.3%        21.4%       22.0%      23.7%        19.2%         15.4%      15.4%      15.5%

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of settlement payments on derivatives not qualifying for hedge accounting treatment is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) After-tax net investment gains and losses excludes settlement payments on derivative instruments not qualifying for hedge accounting treatment of $17 million, $23 million, $8 million, $5 million, $7 million, $12 million, $1 million and $1 million for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002,
      September 30, 2002, June 30, 2002 and March 31,2002, respectively.

(3) After-tax net investment gains and losses from real estate and real estate joint ventures include discontinued operations of $205 million, $5 million, $1 million, $36 million, $375 million, $(1) million, $(5) million and $0 million for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30,
      2002, June 30, 2002 and March 31, 2002, respectively.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(5) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit ($0.04 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share) from a revision of the estimate of income taxes for 2002.

(6) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(7) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax ($0.23 per diluted share) charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax ($0.03 per diluted share) reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax ($0.02 per diluted share) reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(8) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax ($0.04 per diluted share) reduction of a previously established liability related to the Company's sales practices class action settlement in 1999.

(9) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax ($0.07 per diluted share) charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(10) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

(11) Adjusted long-term debt at December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
      and March 31, 2002, consists of $4,909 million, $4,912 million, $4,917 million, $4,919 million, $3,899 million, $2,911 million, $2,903 million and $2,898 million, of long-term debt, respectively, and $142 million, $36 million, $35 million, $49 million, $47 million, $52 million, $0 million and $0 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term and company obligated mandatorily redeemable capital securities.

(12) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                   As of
                                       ---------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30,  March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)           2003          2003        2003      2003       2002          2002        2002      2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)
INVESTMENTS
-----------
  Fixed maturities available-for-sale,
    at fair value                       $167,752      $159,940    $158,822  $144,341   $140,288      $132,906    $123,796  $118,236
  Equity securities, at fair value         1,598         1,659       1,617     1,474      1,613         2,212       1,932     1,735
  Mortgage loans on real estate           26,249        25,535      25,289    25,046     25,086        23,885      23,733    23,684
  Real estate and real estate
    joint ventures                         4,803         5,364       4,585     4,569      4,725         5,663       5,963     5,862
  Policy loans                             8,749         8,668       8,627     8,615      8,580         8,366       8,316     8,310
  Other limited partnership interests      2,477         2,450       2,406     2,299      2,395         1,747       1,785     1,817
  Short-term investments                   1,826         2,718       2,640     3,188      1,921         2,658       2,233     2,410
  Other invested assets                    4,645         4,617       4,261     3,948      3,727         3,214       3,271     3,512
                                       ---------------------------------------------------------------------------------------------
                                         218,099       210,951     208,247   193,480    188,335       180,651     171,029   165,566

Cash and cash equivalents                  3,733         5,372       5,714     4,938      2,323         3,647       3,563     4,024
Accrued investment income                  2,186         2,265       2,241     2,179      2,088         2,224       2,215     2,186
Premiums and other receivables             7,047         7,107       7,486     6,768      6,445         7,373       7,318     7,257
Deferred policy acquisition costs         12,943        12,367      11,899    11,889     11,727        11,553      11,774    11,436
Goodwill and other intangible assets         643           654         652       745        753           792         807       648
Other                                      6,434         6,269       6,123     6,303      6,062         5,758       5,294     5,105
Separate account assets                   75,756        69,998      67,460    60,620     59,693        56,049      59,283    62,538
                                       ---------------------------------------------------------------------------------------------
                                        $326,841      $314,983    $309,822  $286,922   $277,426      $268,047    $261,283  $258,760
                                       =============================================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
-----------
Future policy benefits                   $96,278       $95,095     $95,360   $92,744    $91,697       $89,734     $88,200   $86,020
Policyholder account balances             75,901        74,857      72,207    69,060     66,830        65,011      63,005    60,236
Short-term debt                            3,642         2,935       3,443     2,441      1,161           878          52       546
Long-term debt                             5,703         5,703       5,562     5,481      4,425         3,428       3,436     3,434
Shares subject to mandatory
  redemption                                 277           277           0         0          0             0           0         0
Payables under securities loaned
  transactions                            27,083        24,666      23,028    19,566     17,862        16,251      13,486    13,665
Other                                     21,052        20,547      21,862    18,694     17,108        18,356      16,417    15,743
Separate account liabilities              75,756        69,998      67,460    60,620     59,693        56,049      59,283    62,538
                                       ---------------------------------------------------------------------------------------------
                                         305,692       294,078     288,922   268,606    258,776       249,707     243,879   242,182
                                       ---------------------------------------------------------------------------------------------
Company-obligated mandatorily
  redeemable capital securities                0             0         277       277      1,265         1,263       1,260     1,258
                                       ---------------------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                     8             8           8         8          8             8           8         8
Capital in excess of par value            14,991        14,960      14,956    14,952     14,968        14,967      14,967    14,966
Retained earnings                          4,193         3,667       3,093     3,169      2,807         2,393       2,065     1,678
Treasury stock                              (835)         (739)       (740)   (2,402)    (2,405)       (2,405)     (2,365)   (2,174)
Accumulated other comprehensive income     2,792         3,009       3,306     2,312      2,007         2,114       1,469       842
                                       ---------------------------------------------------------------------------------------------
                                          21,149        20,905      20,623    18,039     17,385        17,077      16,144    15,320
                                       ---------------------------------------------------------------------------------------------
                                        $326,841      $314,983    $309,822  $286,922   $277,426      $268,047    $261,283  $258,760
                                       =============================================================================================

(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AND TOTAL COMPANY HEADCOUNT

                                                                         For the Three Months Ended
                                     ---------------------------------------------------------------------------------------------
                                     December 31, September 30, June 30,   March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)         2003          2003        2003       2003        2002         2002        2002      2002
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                               $5,679        $5,079      $5,083     $4,832      $5,222       $4,672      $4,697    $4,486
Universal life and investment-type
  product policy fees                     698           623         603        572         586          591         518       452
Investment income, net                  3,070         2,914       2,889      2,899       2,964        2,839       2,861     2,789
Other revenues                            354           335         355        298         302          320         343       367
                                     ---------------------------------------------------------------------------------------------
                                        9,801         8,951       8,930      8,601       9,074        8,422       8,419     8,094
                                     ---------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends     6,244         5,651       5,472      5,456       5,737        5,243       5,370     5,115
Interest credited to policyholder
  account balances                        760           767         761        747         773          736         727       714
Interest expense                          109           104         112        116          98           95          93        94
Other expenses                          1,897         1,585       1,732      1,637       1,987        1,611       1,483     1,560
                                     ---------------------------------------------------------------------------------------------
                                        9,010         8,107       8,077      7,956       8,595        7,685       7,673     7,483
                                     ---------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                        791           844         853        645         479          737         746       611
Provision for income taxes                226           228         233        199         141          235         242       211
                                     ---------------------------------------------------------------------------------------------
OPERATING EARNINGS                       $565          $616(2)     $620(3)    $446        $338(4)      $502        $504(5)   $400(6)
                                     =============================================================================================

NET INCOME RECONCILIATION
-------------------------------
Operating earnings                       $565          $616        $620       $446        $338         $502        $504      $400
  Net investment gains (losses)           139          (151)        (54)      (170)        310         (286)       (266)     (105)
  Minority interest - net investment
    gains (losses)                         (9)           (2)         (2)         4           2           (1)          4         1
  Adjustments to net investment
    gains (losses) (7)                    138            39           0         38          43           16          73        13
  Net investment gains (losses) tax
    benefit (provision)                  (106)           72          16         44        (132)         102          72        15
                                     ---------------------------------------------------------------------------------------------
After-tax net investment gains
  (losses)                                162           (42)        (40)       (84)        223         (169)       (117)      (76)
After-tax cumulative effect of a
  change in accounting (9)                (26)            0           0          0           0           (5)          0         5
                                     ---------------------------------------------------------------------------------------------
Net income                               $701          $574        $580       $362        $561         $328        $387      $329
                                     =============================================================================================

                                                                                   As of
                                     ---------------------------------------------------------------------------------------------
                                     December 31, September 30, June 30,   March 31, December 31, September 30, June 30,  March 31,
                                         2003          2003        2003       2003        2002         2002        2002      2002
                                     ---------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT (1)

DOMESTIC
   SALES
     Individual (8)                    11,191        11,585      11,949     12,030      12,580       12,678      12,784    12,570
     Institutional                        795           802         809        735         720          731         687       672
     Auto & Home (8)                       79            77          78         83          76           61          57        62
     Asset Management                      69            68          69         72          68           72          95        99
                                     ---------------------------------------------------------------------------------------------
     Total domestic sales              12,134        12,532      12,905     12,920      13,444       13,542      13,623    13,403

   OTHER THAN SALES
     Individual                         2,696         2,775       2,798      2,842       2,873        2,912       2,952     2,929
     Institutional                      5,624         5,528       5,613      5,616       5,476        5,486       5,509     5,554
     Auto & Home                        3,456         3,505       3,497      3,526       3,536        3,491       3,510     3,570
     Reinsurance                          656           642         637        630         622          621         606       599
     Asset Management                     504           501         503        516         521          570         630       648
     Operations                         3,883         3,880       3,842      3,885       3,816        3,827       3,932     4,040
     Technology                         3,448         3,434       3,459      3,506       3,677        3,721       3,704     3,728
     Corporate                          3,381         3,393       3,350      3,390       3,440        3,509       3,531     3,545
                                     ---------------------------------------------------------------------------------------------
     Total domestic other than sales   23,648        23,658      23,699     23,911      23,961       24,137      24,374    24,613
                                     ---------------------------------------------------------------------------------------------
   TOTAL DOMESTIC HEADCOUNT            35,782        36,190      36,604     36,831      37,405       37,679      37,997    38,016
                                     ---------------------------------------------------------------------------------------------

INTERNATIONAL
   SALES
     Professional sales                 1,602         1,240       1,240      1,146       1,146          732         732       732
     Other                              8,808         8,048       7,932      7,894       8,337        8,153       8,289     5,628
   Other than sales                     2,837         2,821       2,789      2,761       2,904        2,903       3,069     2,250
                                     ---------------------------------------------------------------------------------------------
   TOTAL INTERNATIONAL HEADCOUNT       13,247        12,109      11,961     11,801      12,387       11,788      12,090     8,610
                                     ---------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                49,029        48,299      48,565     48,632      49,792       49,467      50,087    46,626
                                     =============================================================================================

(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

(2) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit from a change of the estimate of income taxes for 2002.

(3) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(4) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(5) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practices class action settlement in 1999.

(6) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(7) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(8) P&C Specialists have been moved from the Auto & Home sales headcount to the Individual Business headcount. Prior periods have been restated to conform with this change in presentation.

(9) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT DECEMBER 31, 2003

                                                                 Insurance     Reinsurance       Asset      Corporate, Other
Unaudited (Dollars in millions)                  Consolidated    Operations     Operations     Management    & Eliminations
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                   $218,099      $192,018         $8,978           $165          $16,938
Deferred policy acquisition costs                     12,943        10,782          2,160              0                1
Goodwill and other intangible assets                     643           522             99             18                4
Other                                                 19,400        15,073          1,583            119            2,625
Separate account assets                               75,756        75,755             13              0              (12)
                                                 -------------------------------------------------------------------------
                                                    $326,841      $294,150        $12,833           $302          $19,556
                                                 =========================================================================
LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                               $96,278       $93,765         $3,974             $0          ($1,461)
Policyholder account balances                         75,901        72,166          4,289              0             (554)
Debt                                                   9,345         2,322            398              0            6,625
Shares subject to mandatory redemption                   277             0            158              0              119
Payables under securities loaned transactions         27,083        21,304              0              0            5,779
Other                                                 21,052        12,458          3,245             71            5,278
Separate account liabilities                          75,756        75,755             13              0              (12)
                                                 -------------------------------------------------------------------------
                                                     305,692       277,770         12,077             71           15,774


EQUITY
------
Common stock, at par value                                 8             0              0              0                8
Allocated equity (1)                                  19,184        14,017            615            226            4,326
Treasury stock                                          (835)            0              0              0             (835)
Accumulated other comprehensive income                 2,792         2,363            141              5              283
                                                 -------------------------------------------------------------------------
                                                      21,149        16,380            756            231            3,782
                                                 -------------------------------------------------------------------------
                                                    $326,841      $294,150        $12,833           $302          $19,556
                                                 =========================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

                                                                            Insurance    Reinsurance      Asset     Corporate, Other
Unaudited (Dollars in millions)                              Consolidated   Operations    Operations    Management   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $5,679         $4,735          $949           $0            ($5)
Universal life and investment-type product policy fees             698            698             0            0              0
Investment income, net                                           3,070          2,856           120           17             77
Other revenues                                                     354            305            14           41             (6)
                                                             -----------------------------------------------------------------------
                                                                 9,801          8,594         1,083           58             66
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              6,244          5,456           788            0              0
Interest credited to policyholder account balances                 760            711            49            0              0
Other expenses                                                   2,006          1,631           215           48            112
                                                             -----------------------------------------------------------------------
                                                                 9,010          7,798         1,052           48            112
                                                             -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit)
   for income taxes                                                791            796            31           10            (46)
Provision (benefit) for income taxes                               226            259            11            4            (48)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS                                                $565           $537           $20           $6             $2
                                                             =======================================================================

NET INCOME RECONCILIATION
--------------------------------------
Operating earnings                                                $565           $537           $20           $6             $2
   Net investment gains (losses)                                   139           (305)           25           (1)           420
   Minority interest - net investment gains (losses)                (9)             0            (9)           0              0
   Adjustments to net investment gains (losses) (1)                138            186             0            0            (48)
   Net investment gains (losses) tax benefit (provision)          (106)            39            (5)           0           (140)
                                                             -----------------------------------------------------------------------
After-tax net investment gains (losses)                            162            (80)           11           (1)           232
After-tax cumulative effect of a change in accounting (2)          (26)           (26)            0            0              0
                                                             -----------------------------------------------------------------------
Net income                                                        $701           $431           $31           $5           $234
                                                             =======================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(2) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2002

                                                                            Insurance    Reinsurance      Asset     Corporate, Other
Unaudited (Dollars in millions)                              Consolidated   Operations    Operations    Management   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $5,222         $4,629          $597           $0            ($4)
Universal life and investment-type product policy fees             586            586             0            0              0
Investment income, net                                           2,964          2,803           125           13             23
Other revenues                                                     302            225             8           39             30
                                                             -----------------------------------------------------------------------
                                                                 9,074          8,243           730           52             49
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              5,737          5,287           448            0              2
Interest credited to policyholder account balances                 773            724            49            0              0
Other expenses                                                   2,085          1,442           213           49            381
                                                             -----------------------------------------------------------------------
                                                                 8,595          7,453           710           49            383
                                                             -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit)
  for income taxes                                                 479            790            20            3           (334)
Provision (benefit) for income taxes                               141            268             5            2           (134)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                         $338(1)        $522(2)        $15           $1          ($200)(3)
                                                             =======================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------------
Operating earnings (loss)                                         $338           $522           $15           $1          ($200)
   Net investment gains (losses)                                   310            209            (8)           1            108
   Minority interest - net investment gains (losses)                 2              0             2            0              0
   Adjustments to net investment gains (losses) (4)                 43             39             4            0              0
   Net investment gains (losses) tax benefit (provision)          (132)           (98)            1            0            (35)
                                                             -----------------------------------------------------------------------
After-tax net investment gains (losses)                            223            150            (1)           1             73
                                                             -----------------------------------------------------------------------
Net income (loss)                                                 $561           $672           $14           $2          ($127)
                                                             =======================================================================

(1) Consolidated operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(2) Insurance Operations operating earnings for three months ended December 31, 2002 includes a $20 million after-tax reduction of previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Corporate, Other & Eliminations operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            Insurance    Reinsurance      Asset     Corporate, Other
Unaudited (Dollars in millions)                              Consolidated   Operations    Operations    Management   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $20,673        $18,023        $2,668           $0           ($18)
Universal life and investment-type product policy fees           2,496          2,496             0            0              0
Investment income, net                                          11,772         10,981           473           66            252
Other revenues                                                   1,342          1,111            49          143             39
                                                             -----------------------------------------------------------------------
                                                                36,283         32,611         3,190          209            273
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             22,823         20,662         2,157            0              4
Interest credited to policyholder account balances               3,035          2,851           184            0              0
Other expenses                                                   7,292          6,079           731          182            300
                                                             -----------------------------------------------------------------------
                                                                33,150         29,592         3,072          182            304
                                                             -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit)
  for income taxes                                               3,133          3,019           118           27            (31)
Provision (benefit) for income taxes                               886            976            41           11           (142)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS                                              $2,247(1)      $2,043(2)        $77          $16           $111(3)
                                                             =======================================================================

OPERATING RETURN ON EQUITY ("ROE") (5)                            13.3%          14.6%         12.5%        12.3%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                      12.4%(1)       14.8%(2)      12.5%        12.3%

NET INCOME RECONCILIATION
--------------------------------------
Operating earnings                                              $2,247         $2,043           $77          $16           $111
   Net investment gains (losses)                                  (236)          (595)           31            9            319
   Minority interest - net investment gains (losses)                (9)             0            (9)           0              0
   Adjustments to net investment gains (losses) (4)                215            263             0            0            (48)
   Net investment gains (losses) tax benefit (provision)            26            130            (7)          (3)           (94)
                                                             -----------------------------------------------------------------------
After-tax net investment gains (losses)                             (4)          (202)           15            6            177
After-tax cumulative effect of a change in accounting(6)           (26)           (26)            0            0              0
                                                             -----------------------------------------------------------------------
Net income                                                      $2,217         $1,815           $92          $22           $288
                                                             =======================================================================

(1) Consolidated operating earnings for the year ended December 31, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, a $31 million after-tax charge related to previously deferred expenses, and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Insurance Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(3) Corporate, Other & Eliminations operating earnings for the year ended December 31, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability to the Company's race conscious underwriting settlement, and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(5) Consolidated operating return on equity is defined as operating earnings divided by average GAAP equity excluding accumulated other comprehensive income. Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(6) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                            Insurance    Reinsurance      Asset     Corporate, Other
Unaudited (Dollars in millions)                              Consolidated   Operations    Operations    Management   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $19,077        $17,091        $2,005           $0           ($19)
Universal life and investment-type product policy fees           2,147          2,147             0            0              0
Investment income, net                                          11,453         10,915           421           59             58
Other revenues                                                   1,332          1,067            43          166             56
                                                             -----------------------------------------------------------------------
                                                                34,009         31,220         2,469          225             95
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             21,465         19,886         1,576            0              3
Interest credited to policyholder account balances               2,950          2,804           146            0              0
Other expenses                                                   7,021          5,460           628          211            722
                                                             -----------------------------------------------------------------------
                                                                31,436         28,150         2,350          211            725
                                                             -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit)
  for income taxes                                               2,573          3,070           119           14           (630)
Provision (benefit) for income taxes                               829          1,063            40            6           (280)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                       $1,744(1)      $2,007(2)        $79           $8          ($350)(3)
                                                             =======================================================================

OPERATING RETURN ON EQUITY ("ROE") (4)                            11.7%          14.3%          9.5%         6.2%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                      12.7%(1)       14.1%(2)       9.5%         6.2%

NET INCOME (LOSS) RECONCILIATION
--------------------------------------
Operating earnings (loss)                                       $1,744         $2,007           $79           $8          ($350)
   Net investment gains (losses)                                  (347)          (446)           (2)          (4)           105
   Minority interest - net investment gains (losses)                 6              0             6            0              0
   Adjustments to net investment gains (losses) (5)                145            141             4            0              0
   Net investment gains (losses) tax benefit (provision)            57             99            (3)           2            (41)
                                                             -----------------------------------------------------------------------
After-tax net investment gains (losses)                           (139)          (206)            5           (2)            64
                                                             -----------------------------------------------------------------------
Net income (loss)                                               $1,605         $1,801           $84           $6          ($286)
                                                             =======================================================================

(1) Consolidated operating earnings for the year ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million reduction of a previously established liability related to the Company's business realignment initiatives, a $17 million reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies, a $30 million after-tax reduction of a previously established liability related to the Company's sales practices class action settlement in 1999, as well as a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(2) Insurance Operations operating earnings for the year ended December 31, 2002 includes a $20 million after-tax reduction of a previously established disability insurance liability related to the Company's business realignment initiatives, and a $17 million reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Corporate, Other, & Eliminations operating earnings for the year ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $30 million after-tax reduction of a previously established liability related to the Company's sales practices class action settlement in 1999, as well as a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former medicare business.

(4) Consolidated operating return on equity is defined as operating earnings divided by average GAAP equity excluding accumulated other comprehensive income. Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(5) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS


                                                                          For the Three Months Ended
                                       --------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30,   March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)           2003          2003        2003       2003        2002         2002        2002     2002
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                 $4,735        $4,504      $4,500     $4,284      $4,629       $4,218      $4,229   $4,015
Universal life and investment-type
  product policy fees                       698           623         603        572         586          591         517      453
Investment income, net                    2,856         2,711       2,710      2,704       2,803        2,752       2,724    2,636
Other revenues                              305           270         291        245         225          262         270      310
                                       --------------------------------------------------------------------------------------------
                                          8,594         8,108       8,104      7,805       8,243        7,823       7,740    7,414
                                       --------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends       5,456         5,179       5,006      5,021       5,287        4,900       4,983    4,716
Interest credited to policyholder
  account balances                          711           720         716        704         724          705         696      679
Capitalization of deferred policy
  acquisition costs                        (531)         (517)       (502)      (476)       (480)        (473)       (434)    (417)
Amortization of deferred policy
  acquisition costs                         349           339         415        344         379          393         308      284
Other expenses                            1,813         1,605       1,684      1,556       1,543        1,462       1,442    1,453
                                       --------------------------------------------------------------------------------------------
                                          7,798         7,326       7,319      7,149       7,453        6,987       6,995    6,715
                                       --------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                          796           782         785        656         790          836         745      699
Provision for income taxes                  259           268         230        219         268          288         261      246
                                       --------------------------------------------------------------------------------------------
OPERATING EARNINGS                         $537          $514        $555(1)    $437        $522(2)      $548        $484     $453
                                       ============================================================================================


NET INCOME RECONCILIATION
------------------------------------
Operating earnings                         $537          $514        $555       $437        $522         $548        $484     $453
   Net investment gains (losses)           (305)         (126)        (23)      (141)        209         (246)       (281)    (128)
   Adjustments to net investment
     gains (losses) (3)                     186            39           0         38          39           16          73       13
   Net investment gains (losses) tax
     benefit (provision)                     39            49           5         37         (98)          85          85       27
                                       --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)     (80)          (38)        (18)       (66)        150         (145)       (123)     (88)
After-tax cumulative effect of a
  change in accounting (4)                  (26)            0           0          0           0           (5)          0        5
                                       --------------------------------------------------------------------------------------------
Net income                                 $431          $476        $537       $371        $672         $398        $361     $370
                                       ============================================================================================

(1) Operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(4) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and
      Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

                                                            Insurance    Institutional   Individual       Auto &     International
Unaudited (Dollars in millions)                             Operations     Operations    Operations        Home        Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $4,735         $2,363        $1,184           $740          $448
Universal life and investment-type
  product policy fees                                            698            153           465              0            80
Investment income, net                                         2,856          1,103         1,585             39           129
Other revenues                                                   305            154           116              9            26
                                                            ------------------------------------------------------------------------
                                                               8,594          3,773         3,350            788           683
                                                            ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            5,456          2,629         1,863            536           428
Interest credited to policyholder account balances               711            229           446              0            36
Capitalization of deferred policy acquisition costs             (531)           (55)         (279)          (107)          (90)
Amortization of deferred policy acquisition costs                349             (6)          174            108            73
Other expenses                                                 1,813            546           880            183           204
                                                            ------------------------------------------------------------------------
                                                               7,798          3,343         3,084            720           651
                                                            ------------------------------------------------------------------------


Operating earnings before provision (benefit)
 for income taxes                                                796            430           266             68            32
Provision (benefit) for income taxes                             259            153            93             15            (2)
                                                            ------------------------------------------------------------------------
OPERATING EARNINGS                                              $537           $277          $173            $53           $34
                                                            ========================================================================


NET INCOME RECONCILIATION
----------------------------------
Operating earnings                                              $537           $277          $173            $53           $34
   Net investment losses                                        (305)          (164)         (130)           (11)            0
   Adjustments to net investment gains (losses) (1)              186             89           100              0            (3)
   Net investment losses tax benefit                              39             16            19              4             0
                                                            ------------------------------------------------------------------------
After-tax net investment losses                                  (80)           (59)          (11)            (7)           (3)
After-tax cumulative effect of a change
 in accounting (2)                                               (26)           (26)            0              0             0
                                                            ------------------------------------------------------------------------
Net income                                                      $431           $192          $162            $46           $31
                                                            ========================================================================




(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(2) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and
      Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2002


                                                            Insurance     Institutional   Individual      Auto &      International
Unaudited (Dollars in millions)                             Operations     Operations     Operations       Home         Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         $4,629         $2,176         $1,249        $723           $481
Universal life and investment-type product policy fees              586            153            367           0             66
Investment income, net                                            2,803          1,005          1,598          42            158
Other revenues                                                      225            127             93          (1)             6
                                                            ------------------------------------------------------------------------
                                                                  8,243          3,461          3,307         764            711
                                                            ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               5,287          2,428          1,894         510            455
Interest credited to policyholder account balances                  724            236            461           0             27
Capitalization of deferred policy acquisition costs                (480)           (41)          (273)       (115)           (51)
Amortization of deferred policy acquisition costs                   379             24            183         117             55
Other expenses                                                    1,543            406            769         185            183
                                                            ------------------------------------------------------------------------
                                                                  7,453          3,053          3,034         697            669
                                                            ------------------------------------------------------------------------

Operating earnings before provision for income taxes                790            408            273          67             42
Provision for income taxes                                          268            146             99          19              4
                                                            ------------------------------------------------------------------------
OPERATING EARNINGS                                                 $522 (1)       $262 (1)       $174         $48            $38
                                                            ========================================================================


NET INCOME RECONCILIATION
----------------------------------
Operating earnings                                                 $522           $262           $174         $48            $38
   Net investment gains (losses)                                    209             48            168          (6)            (1)
   Adjustments to net investment gains (losses) (2)                  39             (4)            43           0              0
   Net investment gains (losses) tax benefit (provision)            (98)           (19)           (85)          2              4
                                                            ------------------------------------------------------------------------
After-tax net investment gains (losses)                             150             25            126          (4)             3
                                                            ------------------------------------------------------------------------
Net income                                                         $672           $287           $300         $44            $41
                                                            ========================================================================



(1) Insurance Operations and Institutional Operations operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003


                                                           Insurance     Institutional    Individual     Auto &      International
Unaudited (Dollars in millions)                            Operations     Operations      Operations      Home        Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $18,023           $9,093       $4,344          $2,908        $1,678
Universal life and investment-type product policy fees        2,496              635        1,589               0           272
Investment income, net                                       10,981            4,094        6,227             158           502
Other revenues                                                1,111              592          407              32            80
                                                           -------------------------------------------------------------------------
                                                             32,611           14,414       12,567           3,098         2,532
                                                           -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          20,662           10,130        6,883           2,140         1,509
Interest credited to policyholder account balances            2,851              915        1,793               0           143
Capitalization of deferred policy acquisition costs          (2,026)            (199)      (1,099)           (441)         (287)
Amortization of deferred policy acquisition costs             1,447               68          718             436           225
Other expenses                                                6,658            1,915        3,261             761           721
                                                           -------------------------------------------------------------------------
                                                             29,592           12,829       11,556           2,896         2,311
                                                           -------------------------------------------------------------------------

Operating earnings before provision for income taxes          3,019            1,585        1,011             202           221
Provision for income taxes                                      976              565          356              35            20
                                                           -------------------------------------------------------------------------
OPERATING EARNINGS                                           $2,043 (1)       $1,020         $655 (2)        $167          $201 (3)
                                                           =========================================================================


OPERATING RETURN ON EQUITY ("ROE") (4)                         14.6%            20.1%         9.9%           15.6%         16.0%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                   14.8%(1)         20.1%        10.4%(2)        15.6%         11.0%(3)

NET INCOME RECONCILIATION
----------------------------------
Operating earnings                                           $2,043           $1,020         $655            $167          $201
   Net investment gains (losses)                               (595)            (302)        (285)            (15)            7
   Adjustments to net investment gains (losses) (5)             263               89          177               0            (3)
   Net investment gains (losses) tax provision                  130               68           54               5             3
                                                           -------------------------------------------------------------------------
After-tax net investment gains (losses)                        (202)            (145)         (54)            (10)            7
After-tax cumulative effect of a change in accounting (6)       (26)             (26)           0               0             0
                                                           -------------------------------------------------------------------------
Net income                                                   $1,815             $849         $601            $157          $208
                                                           =========================================================================




(1) Insurance Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Individual Operations operating earnings for the year ended December 31, 2003 includes a $31 million after-tax charge related to previously deferred expenses.

(3) International Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(4) Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(5) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(6) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              Insurance     Institutional    Individual    Auto &    International
Unaudited (Dollars in millions)                              Operations       Operations     Operations     Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $17,091         $8,245         $4,507        $2,828        $1,511
Universal life and investment-type product policy fees           2,147            624          1,379             0           144
Investment income, net                                          10,915          3,963          6,314           177           461
Other revenues                                                   1,067            609            418            26            14
                                                             -----------------------------------------------------------------------
                                                                31,220         13,441         12,618         3,031         2,130
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             19,886          9,454          6,990         2,019         1,423
Interest credited to policyholder account balances               2,804            932          1,793             0            79
Capitalization of deferred policy acquisition costs             (1,804)          (149)        (1,037)         (427)         (191)
Amortization of deferred policy acquisition costs                1,364             61            744           431           128
Other expenses                                                   5,900          1,619          2,922           789           570
                                                             -----------------------------------------------------------------------
                                                                28,150         11,917         11,412         2,812         2,009
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes             3,070          1,524          1,206           219           121
Provision for income taxes                                       1,063            543            436            57            27
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS                                              $2,007 (1)       $981 (1)       $770          $162           $94
                                                             =======================================================================

OPERATING RETURN ON EQUITY ("ROE") (3)                            14.3%          23.0%          10.3%         12.9%          6.4%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                      14.1%(1)       22.2%(1)       10.3%         12.9%          6.4%

NET INCOME RECONCILIATION
-------------------------

Operating earnings                                              $2,007           $981           $770          $162           $94
   Net investment losses                                          (446)          (342)           (49)          (46)           (9)
   Adjustments to net investment gains (losses) (2)                141             (6)           147             0             0
   Net investment losses tax benefit (provision)                    99            126            (42)           16            (1)
                                                             -----------------------------------------------------------------------
After-tax net investment gains (losses)                           (206)          (222)            56           (30)          (10)
                                                             -----------------------------------------------------------------------
Net income                                                      $1,801           $759           $826          $132           $84
                                                             =======================================================================


(1) Insurance Operations and Institutional Operations operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(3) Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

SUMMARY OF SEGMENT OPERATING EARNINGS

                                                                    For the Three Months Ended
                              ------------------------------------------------------------------------------------------------------
                              December 31,  September 30,  June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
                                  2003         2003         2003        2003        2002          2002         2002       2002
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS           $277         $264         $260        $219        $262         $234         $250       $235

INDIVIDUAL OPERATIONS               173          171          151         160         174          226          196        174

AUTO & HOME                          53           42           42          30          48           48           36         30

INTERNATIONAL OPERATIONS             34           37          102          28          38           40            2         14

REINSURANCE OPERATIONS               20           18           19          20          15           23           19         22

ASSET MANAGEMENT                      6            4            5           1           1            1            5          1

CORPORATE, OTHER &
 ELIMINATIONS                         2           80           41         (12)       (200)         (70)          (4)       (76)

                              ------------------------------------------------------------------------------------------------------
CONSOLIDATED                       $565         $616 (1)     $620 (2)    $446        $338 (3)     $502         $504 (4)   $400 (5)
                              ======================================================================================================


(1) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit ($0.04 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share) from a revision of the estimate of income taxes for 2002.

(2) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(3) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax ($0.23 per diluted share) charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax ($0.03 per diluted share) reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax ($0.02 per diluted share) reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(4) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax ($0.04 per diluted share) reduction of a previously established liability related to the Company's sales practices class action settlement in 1999.

(5) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax ($0.07 per diluted share) charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                       For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31,  September 30, June 30, March 31,
Institutional Operations                    2003        2003         2003      2003       2002          2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                 $2,363        $2,260       $2,334    $2,136     $2,176        $2,046      $2,158    $1,865
Universal life and investment-type
 product policy fees                        153           167          154       161        153           152         172       147
Investment income, net                    1,103         1,003        1,009       979      1,005           970       1,003       985
Other revenues                              154           144          152       142        127           154         156       172
                                        --------------------------------------------------------------------------------------------
                                          3,773         3,574        3,649     3,418      3,461         3,322       3,489     3,169
                                        --------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends       2,629         2,523        2,560     2,418      2,428         2,360       2,475     2,191
Interest credited to policyholder
 account balances                           229           234          228       224        236           236         232       228
Other expenses                              485           407          456       436        389           363         394       385
                                        --------------------------------------------------------------------------------------------

                                          3,343         3,164        3,244     3,078      3,053         2,959       3,101     2,804
                                        --------------------------------------------------------------------------------------------

Operating earnings before provision
 for income taxes                           430           410          405       340        408           363         388       365
Provision for income taxes                  153           146          145       121        146           129         138       130
                                        --------------------------------------------------------------------------------------------
OPERATING EARNINGS                         $277          $264         $260      $219       $262 (1)      $234        $250      $235
                                        ============================================================================================


NET INCOME RECONCILIATION
---------------------------------
Operating earnings                         $277          $264         $260      $219       $262          $234        $250      $235
    Net investment gains (losses)          (164)          (59)          (9)      (70)        48          (199)       (109)      (82)
    Adjustments to net investment
     gains (losses) (2)                      89             0            0         0         (4)           (2)          0         0
    Net investment gains (losses)
     tax benefit (provision)                 16            23            3        26        (19)           72          49        24
                                        --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)     (59)          (36)          (6)      (44)        25          (129)        (60)      (58)
After-tax cumulative effect of a change
 in accounting (3)                          (26)            0            0         0          0             0           0         0
                                        --------------------------------------------------------------------------------------------
Net income                                 $192          $228         $254      $175       $287          $105        $190      $177
                                        ============================================================================================


(1) Institutional Operations operating earnings for the year ended December 31, 2002 includes a $20 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies, and a $17 million reduction of a previously established disability insurance liability related to September 11, 2001 tragedies.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(3) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and
      Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and
      March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                         For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30,  June 30, March 31,
Group Life                                  2003         2003       2003      2003        2002         2002        2002      2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                   $1,223       $1,167     $1,175    $1,163      $1,169       $1,141      $1,091    $1,089
Universal life and investment-
   type product policy fees                   153          167        154       161         153          152         172       147
Investment income, net                        271          262        248       242         246          245         241       242
Other revenues                                 18           17         13        16           7           13          10        14
                                        --------------------------------------------------------------------------------------------
                                            1,665        1,613      1,590     1,582       1,575        1,551       1,514     1,492
                                        --------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends         1,272        1,237      1,229     1,234       1,208        1,201       1,171     1,178
Interest credited to policyholder
   account balances                           100          113        104       106         110          107         106       102
Other expenses                                138          116        133       121         128          111         121       105
                                        --------------------------------------------------------------------------------------------
                                            1,510        1,466      1,466     1,461       1,446        1,419       1,398     1,385
                                        --------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                           155          147        124       121         129          132         116       107
Provision for income taxes                     56           53         45        43          47           48          42        39
                                        --------------------------------------------------------------------------------------------
OPERATING EARNINGS                            $99          $94        $79       $78         $82          $84         $74       $68
                                        --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)       (53)           3         (8)      (13)        (15)         (52)        (50)      (22)
After-tax cumulative effect of a change
   in accounting(2)                             0            0          0         0           0            0           0         0
                                        --------------------------------------------------------------------------------------------
Net income                                    $46          $97        $71       $65         $67          $32         $24       $46
                                        ============================================================================================

                                                                        For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Retirement & Savings                         2003        2003         2003     2003       2002          2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $305        $289         $351     $174       $257          $200        $388     $98
Universal life and investment-type
   product policy fees                          0           0            0        0          0             0           0       0
Investment income, net                        732         653          674      642        674           641         673     655
Other revenues                                 58          48           52       45         46            55          62      70
                                         -------------------------------------------------------------------------------------------
                                            1,095         990        1,077      861        977           896       1,123     823
                                         -------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends           682         641          681      531        627           547         723     443
Interest credited to policyholder
   account balances                           129         121          124      118        126           129         126     126
Other expenses                                 90          68           87       86         41            63          68      81
                                         -------------------------------------------------------------------------------------------
                                              901         830          892      735        794           739         917     650
                                         -------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                           194         160          185      126        183           157         206     173
Provision for income taxes                     69          56           65       44         63            54          71      59
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                           $125        $104         $120      $82       $120 (1)      $103        $135    $114
                                         -------------------------------------------------------------------------------------------
After-tax net investment gains (losses)         0         (48)           2      (25)        52           (69)         10     (44)
After-tax cumulative effect of a change
   in accounting (2)                          (26)          0            0        0          0             0           0       0
                                         -------------------------------------------------------------------------------------------
Net income                                    $99         $56         $122      $57       $172           $34        $145     $70
                                         ===========================================================================================

                                                                        For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Non-Medical Health & Other                   2003         2003       2003      2003        2002          2002       2002     2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $835         $804       $808      $799        $750          $705       $679     $678
Universal life and investment-type
   product policy fees                          0            0          0         0           0             0          0        0
Investment income, net                        100           88         87        95          85            84         89       88
Other revenues                                 78           79         87        81          74            86         84       88
                                         -------------------------------------------------------------------------------------------
                                            1,013          971        982       975         909           875        852      854
                                         -------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends           675          645        650       653         593           612        581      570
Interest credited to policyholder
   account balances                             0            0          0         0           0             0          0        0
Other expenses                                257          223        236       229         220           189        205      199
                                         -------------------------------------------------------------------------------------------
                                              932          868        886       882         813           801        786      769
                                         -------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                            81          103         96        93          96            74         66       85
Provision for income taxes                     28           37         35        34          36            27         25       32
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                            $53          $66        $61       $59         $60(1)        $47        $41      $53
                                         -------------------------------------------------------------------------------------------
After-tax net investment
   gains (losses)                              (6)           9          0        (6)        (12)           (8)       (20)       8
After-tax cumulative effect of a change
   in accounting(2)                             0            0          0         0           0             0          0        0
                                         -------------------------------------------------------------------------------------------
Net income                                    $47          $75        $61       $53         $48           $39        $21      $61
                                         ===========================================================================================

(1) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax benefit in Retirement & Savings for the reduction of a previously established liability associated with the 2001 business realignment initiatives, as well as a $17 million after-tax benefit in Non-Medical Health & Other for the reduction of a previously established disability insurance liability associated with the September 11, 2001 tragedies.

(2) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                         For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)              2003         2003       2003      2003       2002          2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES
   BY PRODUCT
Group Life                                  $1,394       $1,351     $1,342    $1,340     $1,329        $1,306      $1,273   $1,250
Retirement & Savings                           363          337        403       219        303           255         450      168
Non-Medical Health & Other                     913          883        895       880        824           791         763      766
                                         -------------------------------------------------------------------------------------------
Total Premiums, Fees and Other
   Revenues                                 $2,670       $2,571     $2,640    $2,439     $2,456        $2,352      $2,486   $2,184
                                         ===========================================================================================
Group Disability (Included in
   Non-Medical Health & Other)                $237         $227       $238      $241       $236          $210        $212     $198

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY
   EXPERIENCE):
     Term Life                                91.4%        91.3%      92.0%     93.2%      92.4%         93.3%       94.4%    94.5%
INCURRED LOSS RATIO (MORBIDITY
   EXPERIENCE):
     Group Disability (1)                    102.7%        99.8%      95.1%     96.5%      97.7%         97.5%       99.5%    97.2%

(1) In the third quarter of 2001, the Company established a group disability insurance liability as a result of the September 11th tragedies. The group disability incurred loss ratio for all periods reflects the release of such liabilities against incurred claims stemming from the events of September 11th. The fourth quarter 2002 incurred loss ratio excludes the impact of a $17 million after-tax reduction of such liability not stemming from claims activity. Including the impact of this reduction in the liability, the fourth quarter 2002 incurred loss ratio was 88.7%.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                      For the Three Months Ended
                                        --------------------------------------------------------------------------------------------

                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
         Group Life                        2003         2003        2003      2003        2002         2002       2002       2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $14,453      $14,189     $13,993   $13,756     $13,269      $13,004    $12,800    $12,475
         Premiums and deposits              2,935        2,728       2,676     2,877       2,673        2,251      2,536      2,018
         Interest on reserves                 132          141         134       136         139          137        135        134
         Surrenders and withdrawals        (1,344)      (1,078)     (1,103)   (1,426)       (909)        (760)      (978)      (456)
         Benefit payments                  (1,203)      (1,238)     (1,197)   (1,223)       (950)      (1,198)    (1,165)    (1,175)
         Other                               (295)        (289)       (314)     (127)       (466)        (165)      (324)      (196)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $14,678      $14,453     $14,189   $13,993     $13,756      $13,269    $13,004    $12,800
                                        ============================================================================================

                                                                      For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
         Retirement & Savings               2003         2003        2003      2003        2002         2002        2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $40,191      $39,111     $36,206   $35,548     $35,553      $34,618     $33,313   $33,502
         Premiums and deposits              1,763        3,156       3,040     1,060       1,387        1,907       2,281     1,465
         Interest on reserves                 537          526         526       518         525          526         522       523
         Surrenders and withdrawals        (1,330)      (1,396)     (1,113)     (602)     (1,943)      (1,598)       (996)   (1,331)
         Benefit payments                    (468)        (471)       (521)     (465)       (540)        (486)       (439)     (422)
         Other                               (395)        (735)        973       147         566          586         (63)     (424)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $40,298      $40,191     $39,111   $36,206     $35,548      $35,553     $34,618   $33,313
                                        ============================================================================================

                                                                       For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
         Non-Medical Health & Other         2003         2003        2003     2003        2002         2002        2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period      $4,621       $4,552      $4,483   $4,396      $4,349       $4,286      $4,227    $4,169
         Premiums and deposits                762          727         728      736         699          662         645       638
         Interest on reserves                  56           56          55       55          58           57          56        56
         Surrenders and withdrawals            16           17          24       12          18           22           9        18
         Benefit payments                    (615)        (591)       (591)    (609)       (558)        (589)       (562)     (553)
         Other                               (132)        (140)       (147)    (107)       (170)         (89)        (89)     (101)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period            $4,708       $4,621      $4,552   $4,483      $4,396       $4,349      $4,286    $4,227
                                        ============================================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                       For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30,  March 31, December 31, September 30, June 30, March 31,
         Group Life                         2003         2003        2003      2003        2002         2002       2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period      $6,951       $6,953      $6,376    $6,011      $5,529       $5,770     $5,860    $5,551
         Premiums and deposits                 85          298         169       299       1,033          248        363       785
         Investment performance               113           23         582       175         270         (291)      (278)      105
         Surrenders and withdrawals          (104)        (323)       (174)     (109)       (821)        (198)      (175)     (581)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period            $7,045       $6,951      $6,953    $6,376      $6,011       $5,529     $5,770    $5,860
                                        ============================================================================================

                                                                      For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
         Retirement & Savings              2003         2003        2003      2003        2002         2002        2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $26,570      $26,526     $25,105   $24,775     $23,593      $23,050     $23,804   $24,667
         Premiums and deposits              1,103          726       1,008       752       1,087          996         547       760
         Investment performance               661          206       1,481       393         884          316        (232)       38
         Surrenders and withdrawals        (1,235)        (874)     (1,050)     (793)       (772)        (753)     (1,047)   (1,639)
         Policy charges                       (18)         (14)        (18)      (22)        (17)         (16)        (22)      (22)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $27,081      $26,570     $26,526   $25,105     $24,775      $23,593     $23,050   $23,804
                                        ============================================================================================

                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30, March 31,  December 31, September 30, June 30, March 31,
         Non-Medical Health & Other        2003        2003         2003      2003        2002         2002       2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $1,462      $1,348       $1,241    $1,150      $1,086       $1,042     $1,015      $962
         Premiums and deposits                73          76           80        63          51           43         35        39
         Investment performance               15          63           58        47          38           26         11        39
         Surrenders and withdrawals          (16)        (17)         (23)      (12)        (18)         (22)        (9)      (18)
         Policy charges                      (29)         (8)          (8)       (7)         (7)          (3)       (10)       (7)
                                       ---------------------------------------------------------------------------------------------
         Balance, end of period           $1,505      $1,462       $1,348    $1,241      $1,150       $1,086     $1,042    $1,015
                                       =============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
INSURANCE EXPENSE RATIOS
AND OTHER EXPENSES BY MAJOR CATEGORY

                                                                        For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)              2003        2003        2003       2003       2002         2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES TO PREMIUMS, FEES
   AND OTHER REVENUES RATIO
Insurance Expenses                            $429        $356        $401       $382       $371         $322        $355     $347
                                         ===========================================================================================
Premiums, Fees and Other Revenues           $2,670      $2,571      $2,640     $2,439     $2,456       $2,352      $2,486   $2,184
                                         ===========================================================================================
RATIO                                         16.1%       13.8%       15.2%      15.7%      15.1%        13.7%       14.3%    15.9%

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                 $370        $303        $327       $320       $333         $275        $296     $300
Pension and other post-retirement
   benefit costs                                31          23          35         26          3           12          12       12
Premium taxes and other taxes,
   licenses and fees                            28          30          39         36         35           35          47       35
                                         -------------------------------------------------------------------------------------------
Subtotal Insurance Expenses                   $429        $356        $401       $382       $371         $322        $355     $347

Commissions and other expenses                  56          51          55         54         48           41          39       38
4th quarter 2001 charges (1)                     0           0           0          0        (30)           0           0        0
                                         -------------------------------------------------------------------------------------------
Total Other Expenses                          $485        $407        $456       $436       $389         $363        $394     $385
                                         ===========================================================================================

(1) In the fourth quarter of 2001, the Company undertook several business realignment initiatives that resulted in a liability of $399 million. In the fourth quarter of 2002, $30 million of this liability was released.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                For the Three Months Ended
                              ------------------------------------------------------------------------------------------------------
                              December 31,   September 30, June 30,   March 31,   December 31,  September 30,   June 30,   March 31,
Group Life                       2003           2003         2003       2003          2002          2002         2002        2002
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield          6.11%          5.83%        5.57%      5.62%         5.98%         6.07%        6.05%       6.21%
Average crediting rate           3.56%          3.85%        3.72%      3.87%         4.08%         4.16%        4.16%       4.33%
                              ------------------------------------------------------------------------------------------------------
   Spread                        2.55%          1.98%        1.85%      1.75%         1.90%         1.91%        1.89%       1.88%
                              ======================================================================================================

                                                                  For the Three Months Ended
                               -----------------------------------------------------------------------------------------------------
                               December 31,   September 30,  June 30,   March 31,  December 31, September 30,  June 30,    March 31,
Retirement & Savings               2003          2003         2003        2003         2002         2002         2002        2002
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield            7.35%         6.82%        7.37%       7.22%        7.63%        7.33%        7.79%       7.80%
Average crediting rate             5.58%         5.62%        5.92%       6.05%        6.12%        6.11%        6.21%       6.36%
                               -----------------------------------------------------------------------------------------------------
   Spread                          1.77%         1.20%        1.45%       1.17%        1.51%        1.22%        1.58%       1.44%
                               =====================================================================================================

                                                                For the Three Months Ended
                              ------------------------------------------------------------------------------------------------------
                              December 31,  September 30,   June 30,    March 31,  December 31,  September 30,  June 30,   March 31,
Non-Medical Health & Other        2003          2003         2003         2003         2002          2002         2002       2002
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield           7.48%         6.49%        6.60%        7.27%        7.41%         7.54%        7.81%      8.00%
Average crediting rate            5.38%         5.43%        5.49%        5.52%        5.86%         5.89%        5.87%      6.05%
                              ------------------------------------------------------------------------------------------------------
   Spread                         2.10%         1.06%        1.11%        1.75%        1.55%         1.65%        1.94%      1.95%
                              ======================================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                        For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Individual Operations                       2003        2003        2003      2003       2002          2002       2002      2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                   $1,184      $1,064      $1,055    $1,041     $1,249        $1,080     $1,095    $1,083
Universal life and investment-type
   product policy fees                        465         386         378       360        367           375        338       299
Investment income, net                      1,585       1,550       1,529     1,563      1,598         1,605      1,580     1,531
Other revenues                                116          96         109        86         93            95        102       128
                                        --------------------------------------------------------------------------------------------
                                            3,350       3,096       3,071     3,050      3,307         3,155      3,115     3,041
                                        --------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends        $1,863      $1,703      $1,625    $1,692     $1,894        $1,681     $1,723    $1,692
Interest credited to policyholder
   account  balances                          446         452         452       443        461           437        453       442
Capitalization of deferred policy            (279)       (280)       (280)     (260)      (273)         (262)      (258)     (244)
   acquisition costs
Amortization of deferred policy               174         162         207       175        183           247        177       137
   acquisition costs
Other expenses                                880         795         833       753        769           698        714       741
                                        --------------------------------------------------------------------------------------------
                                            3,084       2,832       2,837     2,803      3,034         2,801      2,809     2,768
                                        --------------------------------------------------------------------------------------------
Operating earnings before provision for
   income taxes                               266         264         234       247        273           354        306       273
Provision for income taxes                     93          93          83        87         99           128        110        99
                                        --------------------------------------------------------------------------------------------
OPERATING EARNINGS                           $173        $171        $151 (1)  $160       $174          $226       $196      $174
                                        ============================================================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                           $173        $171        $151      $160       $174          $226       $196      $174
   Net investment gains (losses)             (130)        (77)        (11)      (67)       168           (45)      (162)      (10)
   Adjustments to net investment gains
      (losses) (2)                            100          39           0        38         43            18         73        13
   Net investment gains (losses) tax
      benefit (provision)                      19          21           4        10        (85)           11         33        (1)
                                        --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)       (11)        (17)         (7)      (19)       126           (16)       (56)        2
                                        --------------------------------------------------------------------------------------------
Net income                                   $162        $154        $144      $141       $300          $210       $140      $176
                                        ============================================================================================

(1) Operating earnings for the three months ended June 30, 2003 include a $31 million after-tax charge related to previously deferred expenses.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                        For the Three Months Ended
                                         ------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Traditional Life                             2003         2003        2003     2003        2002        2002        2002       2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $1,159       $1,037      $1,025   $1,010      $1,197      $1,064      $1,049     $1,040
Universal life and investment-type
   product policy fees                           0            0           0        0           0           0           0          0
Investment income, net                         873          847         846      869         877         900         891        873
Other revenues                                   6            0          10        0          (3)          4           4          6
                                         ------------------------------------------------------------------------------------------
                                             2,038        1,884       1,881    1,879       2,071       1,968       1,944      1,919
                                         ------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends          1,684        1,564       1,512    1,529       1,710       1,569       1,576      1,539
Interest credited to policyholder
   account balances                              0            0           0        0           0           0           0          0
Capitalization of deferred policy
   acquisition costs                           (42)         (39)        (43)     (47)        (52)        (42)        (51)       (49)
Amortization of deferred policy                 54           56          62       58          47          66          62         65
   acquisition costs
Other expenses                                 236          200         233      221         223         175         205        210
                                         ------------------------------------------------------------------------------------------
                                             1,932        1,781       1,764    1,761       1,928       1,768       1,792      1,765
                                         ------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                            106          103         117      118         143         200         152        154
Provision for income taxes                      38           37          42       42          51          73          55         56
                                         ------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $68          $66         $75(1)   $76         $92        $127         $97        $98
                                         ------------------------------------------------------------------------------------------
After-tax net investment gains (losses)         14            5         (13)       6         178          39          27         27
                                         ------------------------------------------------------------------------------------------
Net income                                     $82          $71         $62      $82        $270        $166        $124       $125
                                         ==========================================================================================

                                                                        For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Variable & Universal Life                   2003         2003       2003      2003       2002          2002       2002      2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                      $0           $0         $0        $0         $0            $0         $0        $0
Universal life and investment-type
   product policy fees                       301          256        262       255        264           267        230       196
Investment income, net                       143          145        144       142        150           149        148       139
Other revenues                                 4           (1)        (1)       (2)         0             1          0         4
                                        --------------------------------------------------------------------------------------------
                                             448          400        405       395        414           417        378       339
                                        --------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends          126           69         57        87         66            51         60        71
Interest credited to policyholder
   account balances                          118          122        117       117        119           120        115       115
Capitalization of deferred policy
   acquisition costs                         (88)         (82)       (86)      (81)       (95)         (106)      (102)     (100)
Amortization of deferred policy               64           47        102        59         85            95         54        22
   acquisition costs
Other expenses                               205          196        205       177        202           197        195       192
                                        --------------------------------------------------------------------------------------------
                                             425          352        395       359        377           357        322       300
                                        --------------------------------------------------------------------------------------------
Operating earnings before provision for
   income taxes                               23           48         10        36         37            60         56        39
Provision for income taxes                     8           18          4        13         14            20         20        14
                                        --------------------------------------------------------------------------------------------
OPERATING EARNINGS                           $15          $30         $6(1)    $23        $23           $40        $36       $25
                                        --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)       (4)          (8)         7        (5)       (22)           (1)        (3)        2
                                        --------------------------------------------------------------------------------------------
Net income                                   $11          $22        $13       $18         $1           $39        $33       $27
                                        ============================================================================================

(1) Traditional Life and Variable & Universal Life operating earnings for the three months ended June 30, 2003 includes a $2 million and $29 million after-tax charge related to previously deferred expenses, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                          For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30,  March 31, December 31, September 30, June 30,  March 31,
Annuities                                  2003         2003        2003      2003       2002          2002        2002      2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $20          $19         $23       $24        $44           $37         $28       $20
Universal life and investment-type
   product policy fees                      137          106          95        82         78            82          79        81
Investment income, net                      503          489         479       487        510           496         478       457
Other revenues                                7            3           7         1          7             2           5         7
                                       ---------------------------------------------------------------------------------------------
                                            667          617         604       594        639           617         590       565
                                       ---------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends          53           55          46        64        104            76          60        48
Interest credited to policyholder
   account balances                         299          303         307       296        312           290         309       297
Capitalization of deferred policy
   acquisition costs                       (148)        (158)       (149)     (131)      (124)         (113)       (103)      (93)
Amortization of deferred policy
   acquisition costs                         53           55          41        55         46            80          58        47
Other expenses                              281          261         274       234        228           216         188       204
                                       ---------------------------------------------------------------------------------------------
                                            538          516         519       518        566           549         512       503
                                       ---------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                         129          101          85        76         73            68          78        62
Provision for income taxes                   44           34          29        26         26            24          28        22
                                       ---------------------------------------------------------------------------------------------
OPERATING EARNINGS                          $85          $67         $56       $50        $47           $44         $50       $40
                                       ---------------------------------------------------------------------------------------------
After-tax net investment losses             (24)         (14)         (1)      (15)       (20)          (46)        (67)      (31)
                                       ---------------------------------------------------------------------------------------------
Net income (loss)                           $61          $53         $55       $35        $27           ($2)       ($17)       $9
                                       =============================================================================================

                                                                        For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Other                                        2003         2003        2003     2003       2002          2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                       $5           $8          $7       $7         $8          ($21)        $18      $23
Universal life and investment-
   type product policy fees                    27           24          21       23         25            26          29       22
Investment income, net                         66           69          60       65         61            60          63       62
Other revenues                                 99           94          93       87         89            88          93      111
                                        --------------------------------------------------------------------------------------------
                                              197          195         181      182        183           153         203      218
                                        --------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
   dividends                                    0           15          10       12         14           (15)         27       34
Interest credited to policyholder
   account balances                            29           27          28       30         30            27          29       30
Capitalization of deferred policy
   acquisition costs                           (1)          (1)         (2)      (1)        (2)           (1)         (2)      (2)
Amortization of deferred policy
   acquisition costs                            3            4           2        3          5             6           3        3
Other expenses                                158          138         121      121        116           110         126      135
                                        --------------------------------------------------------------------------------------------
                                              189          183         159      165        163           127         183      200
                                        --------------------------------------------------------------------------------------------
Operating earnings before provision
   for income taxes                             8           12          22       17         20            26          20       18
Provision for income taxes                      3            4           8        6          8            11           7        7
                                        --------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $5           $8         $14      $11        $12           $15         $13      $11
                                        --------------------------------------------------------------------------------------------
After-tax net investment gains (losses)         3            0           0       (5)       (10)           (8)        (13)       4
                                        --------------------------------------------------------------------------------------------
Net income                                     $8           $8         $14       $6         $2            $7          $0      $15
                                        ============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                         For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)              2003         2003        2003     2003        2002         2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)
TOTAL (2)
Traditional Life
        1st Year (3)                          $53          $50         $49      $53         $60          $46         $57      $51
        Renewal                             1,228        1,052       1,053    1,000       1,291        1,069       1,075    1,002
Variable & Universal Life
        Variable 1st Year excluding
         Single Premium COLI/BOLI (3)          53           86          59       91         108           97         115      112
        Universal 1st Year excluding
         Single Premium COLI/BOLI (3)          91           82          71       55          66           63          49       35
        Single Premium COLI/BOLI               27           18           3       13           1           50           0        2
        Renewal                               431          392         393      455         429          387         390      415
Annuities (3)                               2,844        2,843       2,933    2,611       2,352        1,988       1,849    1,704
Other                                         335          287         301      281         276          316         374      371
                                         -------------------------------------------------------------------------------------------
Total Premiums and Deposits                $5,062       $4,810      $4,862   $4,559      $4,583       $4,016      $3,909   $3,692
                                         ===========================================================================================
PREMIUMS AND DEPOSITS TO SEPARATE
 ACCOUNTS
Variable & Universal Life                    $275         $294        $273     $301        $304         $294        $300     $298
Annuities                                   1,782        1,437       1,229      940       1,056          703         818      654
Other                                         258          171         191      167         195          215         275      251
                                         -------------------------------------------------------------------------------------------
Total Separate Accounts                    $2,315       $1,902      $1,693   $1,408      $1,555       $1,212      $1,393   $1,203
                                         ===========================================================================================
FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
 MANUFACTURER (4)
MetLife                                       $81          $74         $70      $73         $81          $71         $86      $83
New England Financial                          35           26          29       32          44           41          51       54
General American                              102          128          76       99         105          139          81       61
MetLife Investors Group                         6            8           7        8           5            5           3        2
                                         -------------------------------------------------------------------------------------------
Total First Year Life Premiums
 and Deposits                                $224         $236        $182     $212        $235         $256        $221     $200
                                         ===========================================================================================
ANNUITY DEPOSITS BY TYPE
Fixed Annuity Deposits                       $257         $320        $340     $424        $464         $452        $283     $268
Variable Annuity Deposits                   2,587        2,523       2,593    2,187       1,888        1,536       1,566    1,436
                                         -------------------------------------------------------------------------------------------
Total Annuity Deposits                     $2,844       $2,843      $2,933   $2,611      $2,352       $1,988      $1,849   $1,704
                                         ===========================================================================================
ANNUITY DEPOSITS BY MANUFACTURER (5)
MetLife                                      $870         $950      $1,053     $974        $963         $836        $952     $843
New England Financial                         249          235         233      211         206          179         197      162
General American                               13            9          11       10           9           10          13       10
MetLife Investors Group                     1,712        1,649       1,636    1,416       1,174          963         687      689
                                         -------------------------------------------------------------------------------------------
Total Annuity Deposits                     $2,844       $2,843      $2,933   $2,611      $2,352       $1,988      $1,849   $1,704
                                         ===========================================================================================
MUTUAL FUND SALES
Proprietary                                   $59          $47         $48      $38         $48          $60        $113     $107
Third Party                                 1,196          725         817      759         713          706         852      890
                                         -------------------------------------------------------------------------------------------
Total Mutual Fund Sales                    $1,255         $772        $865     $797        $761         $766        $965     $997
                                         ===========================================================================================

(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Approximately 5% of MetLife manufactured life insurance premiums and deposits were sold by other-than MetLife Financial Services agents during the three months ended December 31, 2003 (2% sold by General American, 2% sold by New England Financial, and 1% sold by MetLife Resources). Approximately 5% of New England Financial manufactured life insurance premiums and deposits were sold by other-than New England Financial agents during the three months ended December 31, 2003 (5% sold by MetLife Financial Services). Approximately 75% of General American manufactured life insurance premiums and deposits were sold by other-than General American agents during the three months ended December 31, 2003 (53% sold by MetLife Financial Services, and 22% sold by New England Financial).

(5) Approximately 25% of MetLife manufactured annuity deposits were sold by other-than MetLife agents during the three months ended December 31, 2003 (22% MetLife Resources, 3% MetLife Investors Group). Approximately 9% of MetLife Investors Group manufactured annuity deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended December 31, 2003 (6% Walnut Street Securities, 3% MetLife Resources).

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                   At or for the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30,   March 31, December 31, September 30, June 30, March 31,
Unaudited                                  2003         2003       2003        2003        2002         2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS
  TO SEPARATE ACCOUNTS, EXCLUDING
  TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal Life                 45.6%        50.8%      52.0%       49.1%       50.4%        49.1%       54.1%    52.2%
  Annuities                                 62.6%        50.6%      41.9%       36.0%       44.9%        35.4%       44.2%    38.4%
  Other                                     77.3%        59.5%      63.3%       59.5%       70.6%        68.1%       73.4%    67.6%

MORTALITY AS A PERCENTAGE OF EXPECTED       84.2%        80.3%      99.4%(1)    87.2%       87.4%        81.4%       56.1%    89.8%

LAPSES / SURRENDERS (GENERAL AND
  SEPARATE ACCOUNT) (2)
  Traditional Life                           6.1%         6.0%       6.0%        5.8%        6.0%         6.1%        6.4%     6.5%
  Variable & Universal Life                  7.0%         7.2%       7.2%        6.8%        6.6%         6.4%        6.0%     6.3%
  Variable Annuities                         8.0%         8.5%       8.1%        8.3%        8.0%         8.3%        7.9%     7.8%
  Fixed Annuities                            7.9%         7.9%       8.1%        8.8%        8.8%         9.7%        9.3%     9.4%

NUMBER OF SALES REPRESENTATIVES
  MetLife Financial Services               5,531        5,587      5,728       5,798       5,846        6,063       6,139    6,171
  New England Financial                    2,845        2,992      3,004       2,916       3,234        3,053       2,965    2,856
  General American (3)                       429          471        522         557         616          607         633      482
  Independent Distribution Wholesalers        86           86         84          78          69           66          68       65
  MetLife Resources                          401          384        379         362         375          376         391      397
  Walnut Street Securities (4)(5)          1,462        1,649      1,823       1,923       2,049        2,139       2,202    2,218
  P&C Specialists                            437          416        409         396         391          374         386      381
                                       ---------------------------------------------------------------------------------------------
Total Agents                              11,191       11,585     11,949      12,030      12,580       12,678      12,784   12,570
                                       =============================================================================================

(1) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

(2) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(3) Based on minimum annual production of $25,000 in life insurance sales. Prior periods have been restated to conform with this change in annual minimum production requirements.

(4) At December 31, 2003, the number of Walnut Street Securities representatives includes 152 brokers who are also reported as General American agents above.

(5) The number of Walnut Street Securities representatives at September 30, 2003 has been restated to reflect the actual number of former Nathan & Lewis representatives appointed and still active on that date.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                       For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30,  March 31, December 31, September 30, June 30, March 31,
         Traditional Life                  2003         2003         2003      2003        2002         2002       2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $48,140      $47,835      $47,572   $47,397     $46,888      $46,520    $46,205   $45,828
         Premiums and deposits (1)          1,246          975        1,043     1,026       1,208        1,067      1,078     1,079
         Interest on reserves                 486          483          479       476         475          466        462       460
         Surrenders and withdrawals          (478)        (407)        (402)     (395)       (398)        (392)      (385)     (478)
         Benefit payments                    (420)        (456)        (492)     (484)       (415)        (430)      (414)     (452)
         Other                               (471)        (290)        (365)     (448)       (361)        (343)      (426)     (232)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $48,503      $48,140      $47,835   $47,572     $47,397      $46,888    $46,520   $46,205
                                        ============================================================================================

                                                                        For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
         Variable & Universal Life           2003         2003        2003     2003       2002          2002       2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period       $9,327       $9,221      $9,140   $8,993     $8,878        $8,682     $8,630    $8,694
         Premiums and deposits (1) (2)         318          272         247      287        274           277        226       265
         Interest on reserves                  122          121         120      118        119           120        118       117
         Surrenders and withdrawals           (137)        (117)       (122)    (113)      (108)          (97)      (124)     (123)
         Net transfers from (to)
            separate account                    83           54          65       66         29           157          8        (3)
         Policy charges                       (199)        (195)       (184)    (198)      (193)         (239)      (150)     (149)
         Benefit payments                      (22)         (22)        (24)     (25)       (22)          (20)       (20)      (20)
         Other                                 (17)          (7)        (21)      12         16            (2)        (6)     (151)
                                         -------------------------------------------------------------------------------------------
         Balance, end of period             $9,475       $9,327      $9,221   $9,140     $8,993        $8,878     $8,682    $8,630
                                         ===========================================================================================

                                                                       For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
         Annuities                          2003         2003        2003      2003       2002         2002         2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $31,258      $30,772     $29,917   $28,935    $27,813      $26,695      $26,180   $25,365
         Premiums and deposits (1) (2)      1,126        1,492       1,836     1,766      1,438        1,170        1,199     1,138
         Interest on reserves                 343          361         357       359        368          358          334       336
         Surrenders and withdrawals          (647)        (678)       (665)     (667)      (474)        (563)        (589)     (551)
         Net transfers from (to)
            separate account                 (653)        (562)       (517)     (171)      (212)          51         (172)     (219)
         Policy charges                         2            0          (3)       (1)        (4)          (9)           1        (1)
         Benefit payments                     (70)        (129)       (143)     (168)        (8)          95         (269)     (251)
         Other                                 (9)           2         (10)     (136)        14           16           11       363
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $31,350      $31,258     $30,772   $29,917    $28,935      $27,813      $26,695   $26,180
                                        ============================================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                        For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
         Variable & Universal Life          2003          2003        2003     2003        2002         2002        2002     2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period      $6,424        $6,149      $5,482   $5,489      $5,088       $5,462      $6,062   $5,914
         Premiums and deposits (1)            275           294         273      301         316          294         300      298
         Investment performance               376           177         603     (105)        264         (559)       (595)     (38)
         Surrenders and withdrawals           (87)          (74)        (72)     (71)        (73)         (62)        (62)     (51)
         Net transfers from (to)
            fixed account                     (83)          (54)        (65)     (66)        (29)        (157)         (8)       3
         Policy charges                       (70)          (68)        (72)     (66)        (77)         (55)        (70)     (64)
         Other                                  0             0           0        0           0          165        (165)       0
                                         -------------------------------------------------------------------------------------------
         Balance, end of period            $6,835        $6,424      $6,149   $5,482      $5,489       $5,088      $5,462   $6,062
                                         ===========================================================================================

                                                                        For the Three Months Ended
                                        --------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30,  March 31, December 31, September 30, June 30, March 31,
         Annuities                          2003         2003         2003     2003        2002         2002       2002      2002
         ---------------------------------------------------------------------------------------------------------------------------
         Balance, beginning of period     $24,310      $22,133      $18,464   $18,270     $16,651      $19,279    $20,987   $20,577
         Premiums and deposits (1)          1,782        1,438        1,229       940       1,060          704        817       654
         Investment performance             2,520          734        2,500      (435)      1,011       (2,757)    (2,131)        2
         Surrenders and withdrawals          (508)        (475)        (508)     (423)       (588)        (467)      (499)     (405)
         Net transfers from (to)
           fixed account                      653          562          517       171         212          (51)       172       219
         Policy charges                       (90)         (82)         (69)      (59)        (76)         (57)       (67)      (60)
                                        --------------------------------------------------------------------------------------------
         Balance, end of period           $28,667      $24,310      $22,133   $18,464     $18,270      $16,651    $19,279   $20,987
                                        ============================================================================================

(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSE RATIOS AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)         2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF
   CAPITALIZATION OF DAC) TO
   PREMIUMS AND DEPOSITS RATIO

Insurance Expenses                       $775         $709        $758     $682        $698         $634        $643     $653
DAC Capitalization (1)                   (336)        (309)       (304)    (285)       (298)        (290)       (282)    (267)
                                    -------------------------------------------------------------------------------------------
Net                                      $439         $400        $454     $397        $400         $344        $361     $386
                                    ===========================================================================================
Premiums and Deposits (2)              $5,062       $4,810      $4,862   $4,559      $4,583       $4,018      $3,908   $3,700
                                    ===========================================================================================

RATIO                                     8.7%         8.3%        9.3%     8.7%        8.7%         8.6%        9.2%    10.4%

OTHER EXPENSES BY MAJOR
   CATEGORY

Commissions                              $244         $220        $214     $195        $213         $195        $185     $177
Other deferrable expenses                 108          101         107      113         102          113         111      104
Direct and allocated expenses,
   not deferred                           347          322         371      310         340          279         296      321
Pension and other post-
   retirement benefit costs                50           41          40       36          21           28          28       23
Premium taxes and other taxes,
   licenses and fees                       26           25          26       28          22           19          23       28
                                    -------------------------------------------------------------------------------------------
   Subtotal Insurance Expenses           $775         $709        $758     $682        $698         $634        $643     $653

Broker-dealer and other expenses          150          124         118      110         113          100         117      132
Reinsurance allowances                    (45)         (38)        (43)     (39)        (42)         (36)        (46)     (44)
                                    -------------------------------------------------------------------------------------------
   Total Other Expenses                  $880         $795        $833     $753        $769         $698        $714     $741
                                    ===========================================================================================

(1) Excludes $57 million, $29 million, $24 million, $25 million, $24 million, $28 million, $24 million and $23 million of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002,
      September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(2) Statutory premiums and deposits direct and assumed; also includes company-sponsored internal exchanges.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
VARIABLE & UNIVERSAL LIFE              2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED GENERAL ACCOUNT
     SPREADS BY PRODUCT (%)
Investment income yield                 7.23%        7.25%       7.31%    7.39%       7.23%        7.41%       7.47%    7.29%
Average crediting rate                  5.50%        5.63%       5.57%    5.64%       5.75%        5.77%       5.85%    5.80%
                                    -------------------------------------------------------------------------------------------
     Spread                             1.73%        1.62%       1.74%    1.75%       1.48%        1.64%       1.62%    1.49%
                                    ===========================================================================================

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
ANNUITIES                              2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED GENERAL ACCOUNT
     SPREADS BY PRODUCT (%)
Investment income yield                 6.50%        6.50%       6.31%    6.64%       7.20%        7.09%       7.14%    7.02%
Average crediting rate                  4.16%        4.28%       4.36%    4.47%       4.91%        4.81%       5.00%    5.09%
                                    -------------------------------------------------------------------------------------------
     Spread                             2.34%        2.22%       1.95%    2.17%       2.29%        2.28%       2.14%    1.93%
                                    ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Auto & Home Operations                  2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Earned premiums                         $740         $735        $721     $712        $723         $711        $702     $692
Investment income, net                    39           39          41       39          42           44          46       45
Other revenues                             9           10           4        9          (1)          11           9        7
                                    -------------------------------------------------------------------------------------------
                                         788          784         766      760         764          766         757      744
                                    -------------------------------------------------------------------------------------------

EXPENSES
Losses                                   447          465         446      452         443          423         444      422
Loss adjustment expense                   89           78          81       82          67           74          73       73
Other expenses                           184          187         186      199         187          205         193      208
                                    -------------------------------------------------------------------------------------------
                                         720          730         713      733         697          702         710      703
                                    -------------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes             68           54          53       27          67           64          47       41
Provision (benefit) for income
   taxes                                  15           12          11       (3)         19           16          11       11
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS                       $53          $42         $42      $30         $48          $48         $36      $30
                                    ===========================================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                       $53          $42         $42      $30         $48          $48         $36      $30
   Net investment gains (losses)         (11)           2          (2)      (4)         (6)          (8)        (18)     (14)
   Net investment gains (losses)
     tax benefit (provision)               4           (1)          1        1           2            3           6        5
                                    -------------------------------------------------------------------------------------------
After-tax net investment gains
   (losses)                               (7)           1          (1)      (3)         (4)          (5)        (12)      (9)
                                    -------------------------------------------------------------------------------------------
Net income                               $46          $43         $41      $27         $44          $43         $24      $21
                                    ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Auto                                    2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Earned premiums                         $545          $545       $535     $530        $535         $533        $525     $519
Investment income, net                    26            27         29       27          31           32          34       33
Other revenues                             5             7          7        6           6            9           6        4
                                    -------------------------------------------------------------------------------------------
                                         576           579        571      563         572          574         565      556
                                    -------------------------------------------------------------------------------------------

EXPENSES
Losses                                   357           359        347      366         360          308         343      325
Loss adjustment expense                   76            61         68       75          55           61          64       64
Other expenses                           126           131        131      143         130          150         138      147
                                    -------------------------------------------------------------------------------------------
                                         559           551        546      584         545          519         545      536
                                    -------------------------------------------------------------------------------------------
Operating earnings (loss) before
   provision (benefit) for
   income taxes                           17            28         25      (21)         27           55          20       20
Provision (benefit) for income
   taxes                                  (2)            5          4      (17)          6           14           3        5
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                $19           $23        $21      ($4)        $21          $41         $17      $15
                                    -------------------------------------------------------------------------------------------

After-tax net investment losses           (5)            0          0       (2)         (3)          (4)         (8)      (7)
                                    -------------------------------------------------------------------------------------------
Net income (loss)                        $14           $23        $21      ($6)        $18          $37          $9       $8
                                    ===========================================================================================

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Homeowners                              2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Earned premiums                         $183          $177       $173     $167        $175         $165        $164     $160
Investment income, net                    11            12         10       10          10           11          10       11
Other revenues                             2             1          2        1           2            1           1        1
                                    -------------------------------------------------------------------------------------------
                                         196           190        185      178         187          177         175      172
                                    -------------------------------------------------------------------------------------------

EXPENSES
Losses                                    82            95         96       76          78          106          95       93
Loss adjustment expense                   12            16         13        8          12           13           8        9
Other expenses                            52            52         50       48          52           51          50       55
                                    -------------------------------------------------------------------------------------------
                                         146           163        159      132         142          170         153      157
                                    -------------------------------------------------------------------------------------------

Operating earnings (loss) before
   provision                              50            27         26       46          45            7          22       15
Provision for income taxes                16             8          6       14          15            1           7        4
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS                       $34           $19        $20      $32         $30           $6         $15      $11
                                    -------------------------------------------------------------------------------------------

After-tax net investment gains
   (losses)                               (2)            1         (1)      (1)         (1)          (1)         (3)      (2)
                                    -------------------------------------------------------------------------------------------
Net income                               $32           $20        $19      $31         $29           $5         $12       $9
                                    ===========================================================================================

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Other                                   2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Earned premiums                         $12           $13        $13      $15         $13           $13        $13      $13
Investment income, net                    2             0          2        2           1             1          2        1
Other revenues                            2             2         (5)       2          (9)            1          2        2
                                    -------------------------------------------------------------------------------------------
                                         16            15         10       19           5            15         17       16
                                    -------------------------------------------------------------------------------------------

EXPENSES
Losses                                    8            11          3       10           5             9          6        4
Loss adjustment expense                   1             1          0       (1)          0             0          1        0
Other expenses                            6             4          5        8           5             4          5        6
                                    -------------------------------------------------------------------------------------------
                                         15            16          8       17          10            13         12       10
                                    -------------------------------------------------------------------------------------------
Operating earnings (loss) before
   provision (benefit) for
   income taxes                           1            (1)         2        2          (5)            2          5        6
Provision (benefit) for income
   taxes                                  1            (1)         1        0          (2)            1          1        2
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                $0            $0         $1       $2         ($3)           $1         $4       $4
                                    -------------------------------------------------------------------------------------------

After-tax net investment losses           0             0          0        0           0             0         (1)       0
                                    -------------------------------------------------------------------------------------------
Net income (loss)                        $0            $0         $1       $2         ($3)           $1         $3       $4
                                    ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)         2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile           $514          $538       $524     $505        $498         $526        $512     $489
Non-Standard Automobile                   21            23         23       24          25           23          29       29
Homeowners                               183           204        192      149         176          189         179      138
Other                                      9            11         12       20           9           11          15       18
                                    -------------------------------------------------------------------------------------------
Total                                   $727          $776       $751     $698        $708         $749        $735     $674
                                    ===========================================================================================
SELECTED FINANCIAL INFORMATION
   AND SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense
   ratio                                72.2%         73.8%      73.2%    75.0%       70.6%        69.9%       73.7%    71.5%
Other expense ratio                     25.1%         25.5%      25.6%    28.0%       25.8%        28.9%       27.4%    30.1%
                                    -------------------------------------------------------------------------------------------
  Total combined ratio                  97.3%         99.3%      98.8%   103.0%       96.4%        98.8%      101.1%   101.6%
Effect of catastrophe losses             1.9%          3.4%       3.2%     1.8%        2.3%         0.8%        2.8%     2.0%
                                    -------------------------------------------------------------------------------------------
Combined ratio excluding
   catastrophes                         95.4%         95.9%      95.6%   101.2%       94.1%        98.0%       98.3%    99.6%
                                    ===========================================================================================

AUTO
Loss and loss adjustment expense
   ratio                                79.3%         77.0%      77.5%    83.3%       77.6%        69.2%       77.5%    75.0%
Other expense ratio                     23.5%         24.1%      24.2%    27.2%       24.3%        28.2%       26.2%    28.4%
                                    -------------------------------------------------------------------------------------------
  Total combined ratio                 102.8%        101.1%     101.7%   110.5%      101.9%        97.4%      103.7%   103.4%
Effect of catastrophe losses             0.5%          0.2%       1.2%     0.2%        0.4%         0.1%        0.8%     0.0%
                                    -------------------------------------------------------------------------------------------
Combined ratio excluding
   catastrophes                        102.3%        100.9%     100.5%   110.3%      101.5%        97.3%      102.9%   103.4%
                                    ===========================================================================================

HOMEOWNERS
Loss and loss adjustment expense
   ratio                                51.4%         62.3%      63.4%    50.2%       51.4%        72.0%       63.6%    63.2%
Other expense ratio                     28.7%         29.3%      29.2%    28.5%       29.8%        30.9%       30.8%    34.2%
                                    -------------------------------------------------------------------------------------------
  Total combined ratio                  80.1%         91.6%      92.6%    78.7%       81.2%       102.9%       94.4%    97.4%
Effect of catastrophe losses             6.3%         13.4%       9.7%     6.9%        8.2%         3.3%        9.4%     8.7%
                                    -------------------------------------------------------------------------------------------
Combined ratio excluding
   catastrophes                         73.8%         78.2%      82.9%    71.8%       73.0%        99.6%       85.0%    88.7%
                                    ===========================================================================================

OTHER
Loss and loss adjustment expense
   ratio                                68.4%         99.5%      24.1%    57.7%       39.8%        71.9%       47.4%    33.9%
Other expense ratio                     42.7%         34.2%      38.8%    52.0%       37.3%        31.6%       35.3%    49.2%
                                    -------------------------------------------------------------------------------------------
  Total combined ratio                 111.1%        133.7%      62.9%   109.7%       77.1%       103.5%       82.7%    83.1%
Effect of catastrophe losses             0.0%          0.0%       0.0%     0.0%        0.0%         0.0%        0.0%     0.0%
                                    -------------------------------------------------------------------------------------------
Combined ratio excluding
   catastrophes                        111.1%        133.7%      62.9%   109.7%       77.1%       103.5%       82.7%    83.1%
                                    ===========================================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                      $3            $1         $7       $1          $2           $1          $4       $0
Homeowners                                12            24         17       12          14            5          15       14
Other                                      0             0          0        0           0            0           0        0
                                    -------------------------------------------------------------------------------------------
Total                                    $15           $25        $24      $13         $16           $6         $19      $14
                                    ===========================================================================================

Catastrophe points on combined
   ratios                                1.9           3.4        3.2      1.8         2.3          0.8         2.8      2.0
                                    -------------------------------------------------------------------------------------------

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)         2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                $448         $445       $390      $395       $481          $381        $274     $375
Universal life and investment-
   type product policy fees               80           70         71        51         66            64           7        7
Investment income, net                   129          119        131       123        158           133          95       75
Other revenues                            26           20         26         8          6             2           3        3
                                    -------------------------------------------------------------------------------------------
                                         683          654        618       577        711           580         379      460
                                    -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
   dividends                             428          410        294       377        455           362         268      338
Interest credited to
   policyholder account balances          36           34         36        37         27            32          11        9
Capitalization of deferred
   policy acquisition costs              (90)         (72)       (59)      (66)       (51)          (60)        (40)     (40)
Amortization of deferred policy
   acquisition costs                      73           41         77        34         55            24          22       27
Other expenses                           204          187        177       153        183           167         114      106
                                    -------------------------------------------------------------------------------------------
                                         651          600        525       535        669           525         375      440
                                    -------------------------------------------------------------------------------------------

Operating earnings before
   provision (benefit) for
   income taxes                           32           54         93        42         42            55           4       20
Provision (benefit) for income
   taxes                                  (2)          17         (9)       14          4            15           2        6
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS                       $34          $37       $102(1)    $28        $38           $40          $2      $14
                                    ===========================================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                       $34          $37       $102       $28        $38           $40          $2      $14
   Net investment gains (losses)           0            8         (1)        0         (1)            6           8      (22)
   Adjustments to net
      investments gains
      (losses)(2)                         (3)           0          0         0          0             0           0        0
   Net investment gains (losses)
      tax benefit (provision)              0            6         (3)        0          4            (1)         (3)      (1)
                                    -------------------------------------------------------------------------------------------
After-tax net investment gains
   (losses)                               (3)          14         (4)        0          3             5           5      (23)
After-tax cumulative effect of a
   change in accounting (3)                0            0          0         0          0            (5)          0        5
                                    -------------------------------------------------------------------------------------------
Net income (loss)                        $31          $51        $98       $28        $41           $40          $7      ($4)
                                    ===========================================================================================

(1) Operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(3) The after-tax cumulative effect of a change in accounting for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. For the period ended September 30, 2002 and March 31, 2002, the after-tax cumulative effect of an accounting change is in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS,
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)         2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums, net                           $949           $579       $588     $552       $597          $461       $472      $475
Investment income, net                   120            122        121      110        125            95        102        99
Other revenues                            14             11         12       12          8            16         11         8
                                    -------------------------------------------------------------------------------------------
                                       1,083            712        721      674        730           572        585       582
                                    -------------------------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits         788            470        466      433        448           343        385       400
Interest credited to
   policyholder account balances          49             47         45       43         49            31         32        34
Policy acquisition costs and
   other insurance expenses              130            112        116      108        153           102         82        68
Other expenses                            54             33         38       36         40            39         36        27
                                    -------------------------------------------------------------------------------------------
                                       1,021            662        665      620        690           515        535       529
                                    -------------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes
   and minority interest                  62             50         56       54         40            57         50        53
Provision for income taxes                11              9         11       10          5            13         10        12
                                    -------------------------------------------------------------------------------------------
Operating earnings before
   minority interest                      51             41         45       44         35            44         40        41

Elimination of minority
   interest, before tax                   31             23         26       24         20            21         21        19
                                    -------------------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                  $20            $18        $19      $20        $15           $23        $19       $22
                                    ===========================================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                       $20            $18        $19      $20        $15           $23        $19       $22
   Net investment gains (losses)          25              5          5       (4)        (8)            4          0         2
   Minority interest - net
      investment gains (losses)           (9)            (2)        (2)       4          2            (1)         4         1
   Adjustments to net investment
      gains (losses) (1)                   0              0          0        0          4             0          0         0
   Net investment gains (losses)
      tax benefit (provision)             (5)            (2)         0        0          1            (1)        (2)       (1)
                                    -------------------------------------------------------------------------------------------
After-tax net investment gains
   (losses)                               11              1          3        0         (1)            2          2         2
                                    -------------------------------------------------------------------------------------------
Net income                               $31            $19        $22      $20        $14           $25        $21       $24
                                    ===========================================================================================

PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION
United States                            $52            $38        $49      $45        $39           $59        $42       $45
Canada                                    14             13         12       11         12             9         10         9
Latin America                              0              0          0        0          1            (1)         0         1
Asia-Pacific                               7              7          4        2          1             1          3         2
Other international markets                8              3          3        2         (1)            3          0         1
Corporate                                (19)           (11)       (12)      (6)       (12)          (14)        (5)       (5)
                                    -------------------------------------------------------------------------------------------
   Total pre-tax and pre-
      minority interest
      operating earnings                 $62            $50        $56      $54        $40           $57        $50       $53
                                    ===========================================================================================

POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT
   LIABILITIES BY REGION
Traditional U.S.                      $4,386         $3,743     $3,721   $3,653     $3,532        $3,209     $3,138    $2,916
Asset intensive                        3,201          3,029      2,918    2,718      2,477         1,608      1,569     1,718
Other                                    112            113        110      112         55            57         57        57
                                    -------------------------------------------------------------------------------------------
   Total U.S.                          7,699          6,885      6,749    6,483      6,064         4,874      4,764     4,691
                                    -------------------------------------------------------------------------------------------

Canada                                 1,270          1,049      1,049      972        837           862        882       752
Latin America                              0              0          0        0         69            61         80        83
Asia-Pacific                             409            376        344      302        197           164        163       166
Other international markets              405            368        316      271        220           188        156        99
                                    -------------------------------------------------------------------------------------------
   Total International                 2,084          1,793      1,709    1,545      1,323         1,275      1,281     1,100
                                    -------------------------------------------------------------------------------------------

Total policy benefits and
   interest sensitive
   contract liabilities               $9,783         $8,678     $8,458   $8,028     $7,387        $6,149     $6,045    $5,791
                                    ===========================================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

ASSET MANAGEMENT
STATEMENTS OF OPERATING EARNINGS, CHANGE IN ASSETS
UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                         For the Three Months Ended
                                      -------------------------------------------------------------------------------------------
                                      December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)           2003          2003       2003     2003        2002         2002        2002     2002
------------------------------------  -------------------------------------------------------------------------------------------

REVENUES
Investment and advisory service fees
   Mutual funds                           $20           $20        $17      $16         $17          $19         $24      $21
   MetLife and affiliates
     separately managed accounts            9             9          9        9           9           10          10       10
   Third party client separate
     accounts                              16            13         16       10          17           15          17       11
Other revenues                             13            11         11       10           9           10          14       12
                                      -------------------------------------------------------------------------------------------
                                           58            53         53       45          52           54          65       54
                                      -------------------------------------------------------------------------------------------

EXPENSES
Employee compensation and
   benefits                                26            25         24       26          27           31          31       29
Promoting and servicing                    11             6          7        7           7            8          11       11
General and administrative                 11            16         13       10          15           14          15       12
                                      -------------------------------------------------------------------------------------------
                                           48            47         44       43          49           53          57       52
                                      -------------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes              10             6          9        2           3            1           8        2
Provision for income taxes                  4             2          4        1           2            0           3        1
                                      -------------------------------------------------------------------------------------------
OPERATING EARNINGS                         $6            $4         $5       $1          $1           $1          $5       $1
                                      ===========================================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                         $6            $4         $5       $1          $1           $1          $5       $1
   Net investment gains (losses)           (1)            2          0        8           1           (1)          0       (4)
   Net investment gains (losses)
     tax benefit (provision)                0             0          0       (3)          0            0           0        2
                                      -------------------------------------------------------------------------------------------
After-tax net investment gains
   (losses)                                (1)            2          0        5           1           (1)          0       (2)
                                      -------------------------------------------------------------------------------------------
Net income (loss)                          $5            $6         $5       $6          $2           $0          $5      ($1)
                                      ===========================================================================================

                                                                     At or for the Three Months Ended
                                      -------------------------------------------------------------------------------------------
                                      December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)           2003          2003       2003     2003        2002         2002        2002     2002
------------------------------------  -------------------------------------------------------------------------------------------

CHANGE IN ASSETS

Beginning assets                        $45,711       $46,130    $43,552   $44,577    $45,100      $48,850     $50,898    $51,278
Contributions                             1,983         1,190      1,564     1,004      1,851        1,417       1,825      1,594
Redemptions                              (2,215)       (2,039)    (2,040)   (2,063)    (3,303)      (3,241)     (2,521)    (1,661)
Market appreciation
   (depreciation)                         2,039           430      3,054        34        929       (1,926)     (1,352)      (313)
                                      -------------------------------------------------------------------------------------------
Ending Carrying Value                   $47,518       $45,711    $46,130   $43,552    $44,577       $45,100     $48,850   $50,898
                                      ===========================================================================================


ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                $16,762       $17,244    $17,499   $17,160    $18,463      $18,653     $18,035    $18,187
MetLife Retail Funds                      7,362         6,894      6,759     5,618      4,353        4,200       5,255      6,617
Third Party Individual and
   Retail Funds                           9,255         8,140      7,854     6,966      7,724        8,448      10,434     10,970
Third Party Institutional                14,139        13,433     14,018    13,808     14,037       13,799      15,126     15,124
                                      -------------------------------------------------------------------------------------------
   Total State Street Research          $47,518       $45,711    $46,130   $43,552    $44,577      $45,100     $48,850    $50,898
                                      ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                       For the Three Months Ended
                                    -------------------------------------------------------------------------------------------
                                    December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)         2003          2003       2003     2003        2002         2002        2002     2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                 ($5)        ($4)        ($5)     ($4)        ($4)          ($7)      ($4)       ($4)
Universal life and investment-
   type product policy fees                0           0           0        0           0             0         1         (1)
Investment income, net                    77          64          42       69          23           (25)       20         40
Other revenues                            (6)         18          15       12          30             5        12          9
                                    -------------------------------------------------------------------------------------------
                                          66          78          52       77          49           (27)       29         44
                                    -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
   dividends                               0           2           0        2           2             0         2         (1)
Interest credited to
   policyholder account balances           0           0           0        0           0             0        (1)         1
Interest expense                          91          77          88       94          77            76        74         78
Other expenses                            21         (30)        (65)      24         304            33       (10)        90
                                    -------------------------------------------------------------------------------------------
                                         112          49          23      120         383           109        65        168
                                    -------------------------------------------------------------------------------------------

Operating earnings (loss) before
   benefit for income taxes              (46)         29          29      (43)       (334)         (136)      (36)      (124)
Benefit for income taxes                 (48)        (51)        (12)     (31)       (134)          (66)      (32)       (48)
                                    -------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                 $2         $80(1)      $41(2)  ($12)      ($200)(3)      ($70)      ($4)(4)   ($76)(5)
                                    ===========================================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings (loss)                 $2         $80         $41     ($12)      ($200)         ($70)      ($4)      ($76)
   Net investment gains (losses)         420         (32)        (36)     (33)        108           (43)       15         25
   Adjustments to net
      investments gains
      (losses)(6)                        (48)          0           0        0           0             0         0          0
   Net investment gains (losses)
      tax benefit (provision)           (140)         25          11       10         (35)           18       (11)       (13)
                                    -------------------------------------------------------------------------------------------
After-tax net investment gains
   (losses)                              232          (7)        (25)     (23)         73           (25)        4         12
                                    -------------------------------------------------------------------------------------------
Net income (loss)                       $234         $73         $16     ($35)      ($127)         ($95)       $0       ($64)
                                    ===========================================================================================

(1) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

(3) Operating loss for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products.

(4) Operating loss for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practices class action settlement in 1999.

(5) Operating loss for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(6) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                   At or for the Three Months Ended
                                 ---------------------------------------------------------------------------------------------------
                                 December 31, September 30,  June 30,  March 31,  December 31, September 30, June 30,    March 31,
Unaudited (Dollars in millions)     2003          2003         2003      2003         2002         2002        2002        2002
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                            6.92%         6.83%        6.87%      7.01%      7.39%        7.45%         7.51%       7.56%
Income                             $2,245        $2,140       $2,073     $2,044     $2,092       $2,032        $1,998      $1,954
Investment losses                   ($183)         ($23)        ($43)     ($149)     ($219)       ($323)        ($210)      ($165)
Ending Carrying Value            $167,752      $159,940     $158,822   $144,341   $140,288     $132,906      $123,796    $118,236

MORTGAGE LOANS
Yield (2)                            7.61%         7.37%        7.50%      7.51%      8.03%        7.68%         7.97%       7.81%
Income                               $493          $468         $472       $470       $492         $457          $472        $462
Investment losses                      $2          ($36)         ($8)      ($14)        $0           $0           ($3)       ($19)
Ending Carrying Value             $26,249       $25,535      $25,289    $25,046    $25,086      $23,885       $23,733     $23,684

REAL ESTATE AND REAL
    ESTATE JOINT
    VENTURES
Yield (2)                           10.96%        10.17%       10.97%     10.94%     11.79%       10.99%        11.80%      10.36%
Income (3)                           $139          $127         $125       $127       $153         $160          $174        $150
Investment gains
    (losses) (4)                     $344           $10          ($6)       $92       $602         ($10)         ($14)        ($2)
Ending Carrying Value              $4,803        $5,364       $4,585     $4,569     $4,725       $5,663        $5,963      $5,862

POLICY LOANS
Yield (2)                            6.15%         6.54%        6.46%      6.47%      6.42%        6.66%         6.56%       6.35%
Income                               $135          $141         $139       $139       $136         $139          $137        $131
Ending Carrying Value              $8,749        $8,668       $8,627     $8,615     $8,580       $8,366        $8,316      $8,310

EQUITY SECURITIES AND
    OTHER LIMITED
    PARTNERSHIP
    INTERESTS
Yield (2)                            3.32%        (1.42%)       3.32%      5.61%      2.07%        2.05%         5.22%       1.16%
Income                                $34          ($14)         $32        $54        $21          $19           $47         $12
Investment gains (losses)             $33           ($6)          $1       ($71)      ($24)          $4           $81        $161
Ending Carrying Value              $4,075        $4,109       $4,023     $3,773     $4,008       $3,959        $3,717      $3,552

CASH AND SHORT-TERM
    INVESTMENTS
Yield (2)                            1.67%         1.95%        2.23%      4.57%      5.35%        3.68%         2.85%       4.92%
Income                                $24           $35          $42        $64        $62          $49           $38         $83
Investment gains (losses)              $5            $0           $0        ($4)       ($1)          $0           ($1)         $2
Ending Carrying Value              $5,559        $8,090       $8,354     $8,126     $4,244       $6,305        $5,796      $6,434

OTHER INVESTED
    ASSETS (5)
Yield (2)                            6.42%         7.59%        6.71%      6.52%      8.36%        5.44%         6.53%       5.49%
Income                                $74           $84          $69        $63        $72          $44           $56         $46
Investment
    gains (losses)                    $76          ($57)          $2        $14        ($5)         $59          ($46)       ($69)
Ending Carrying Value              $4,645        $4,617       $4,261     $3,948     $3,727       $3,214        $3,271      $3,512

TOTAL INVESTMENTS
Gross investment
    income yield                     6.84%         6.62%        6.76%      7.04%      7.41%        7.28%         7.46%       7.31%
Investment fees and
    expenses yield                  (0.16%)       (0.15%)      (0.14%)    (0.15% )   (0.16%)      (0.15%)       (0.16%)     (0.13%)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT
    INCOME YIELD                     6.68%         6.47%        6.62%      6.89%      7.25%        7.13%         7.30%       7.18%
                                 ===================================================================================================

Gross investment
    income                         $3,144        $2,981       $2,952     $2,961     $3,028       $2,900        $2,922      $2,838
Investment fees
    and expenses                      (74)          (67)         (63)       (62)       (64)         (61)          (61)        (49)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME              $3,070        $2,914       $2,889     $2,899     $2,964       $2,839        $2,861      $2,789
                                 ===================================================================================================
Ending Carrying Value            $221,832      $216,323     $213,961   $198,418   $190,658     $184,298      $174,592    $169,590
                                 ===================================================================================================

Gross investment gains               $564          $153         $137       $221     $1,040         $412          $438        $545
Gross investment losses              (280)         (106)         (85)       (89)      (348)        (164)         (314)       (283)
Writedowns                            (73)          (89)        (103)      (268)      (339)        (555)         (269)       (338)
                                 ---------------------------------------------------------------------------------------------------
Subtotal                              211           (42)         (51)      (136)       353         (307)         (145)        (76)
Derivative instruments
    not qualifying for
    hedge accounting                  (72)         (109)          (3)       (34)       (43)          21          (121)        (29)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS
    (LOSSES)                          139          (151)         (54)      (170)       310         (286)         (266)       (105)
Adjustments to net
    investment gains
    (losses) (6)                      138            39            0         38         43           16            73          13
Minority interest - net
    investment gains
    (losses)                           (9)           (2)          (2)         4          2           (1)            4           1
Net investment gains
    (losses) tax
    benefit (provision)              (106)           72           16         44       (132)         102            72          15
                                 ---------------------------------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT
    GAINS (LOSSES)                   $162          ($42)        ($40)      ($84)      $223        ($169)        ($117)       ($76)
                                 ===================================================================================================


(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2) Yields are annualized and based on quarterly average carrying values.

(3) Included in income from real estate and real estate joint ventures is $10 million, $15 million, $12 million, $15 million, $34 million, $42 million, $45 million and $39 million related to discontinued operations for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31,
    2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $322 million, $8 million, $1 million, $90 million, $591 million, ($1) million, ($8) million and $0 million related to discontinued operations for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
    and March 31, 2002, respectively.

(5) Included in investment income from other invested assets are settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $29 million, $35 million, $12 million, $8 million, $10 million, $19 million, $1 million and $2 million for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003,
    December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
    respectively. These amounts are excluded from net investment gains (losses) from other invested assets.

(6) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                      At or for the Year-to-date
                                 ---------------------------------------------------------------------------------------------------
                                 December 31, September 30,  June 30,  March 31,  December 31, September 30, June 30,    March 31,
Unaudited (Dollars in millions)     2003          2003         2003      2003         2002         2002        2002        2002
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                            6.89%         6.89%        6.91%      7.01%      7.46%        7.51%         7.54%       7.56%
Income                             $8,502        $6,257       $4,117     $2,044     $8,076       $5,984        $3,952      $1,954
Investment losses                   ($398)        ($215)       ($192)     ($149)     ($917)       ($698)        ($375)      ($165)
Ending Carrying Value            $167,752      $159,940     $158,822   $144,341   $140,288     $132,906      $123,796    $118,236

MORTGAGE LOANS
Yield (2)                            7.48%         7.45%        7.50%      7.51%      7.84%        7.82%         7.89%       7.81%
Income                             $1,903        $1,410         $942       $470     $1,883       $1,391          $934        $462
Investment losses                    ($56)         ($58)        ($22)      ($14)      ($22)        ($22)         ($22)       ($19)
Ending Carrying Value             $26,249       $25,535      $25,289    $25,046    $25,086      $23,885       $23,733     $23,684

REAL ESTATE AND REAL
    ESTATE JOINT VENTURES
Yield (2)                           10.78%        10.51%       10.92%     10.94%     11.41%       11.13%        11.09%      10.36%
Income (3)                           $518          $379         $252       $127       $637         $484          $324        $150
Investment gains (losses) (4)        $440           $96          $86        $92       $576         ($26)         ($16)        ($2)
Ending Carrying Value              $4,803        $5,364       $4,585     $4,569     $4,725       $5,663        $5,963      $5,862

POLICY LOANS
Yield (2)                            6.40%         6.49%        6.47%      6.47%      6.49%        6.52%         6.46%       6.35%
Income                               $554          $419         $278       $139       $543         $407          $268        $131
Ending Carrying Value              $8,749        $8,668       $8,627     $8,615     $8,580       $8,366        $8,316      $8,310

EQUITY SECURITIES AND
    OTHER LIMITED
    PARTNERSHIP INTERESTS
Yield (2)                            2.66%         2.43%        4.40%      5.61%      2.47%        2.60%         2.92%       0.87%
Income                               $106           $72          $86        $54        $99          $78           $59         $12
Investment gains (losses)            ($43)         ($76)        ($70)      ($71)      $222         $246          $242        $161
Ending Carrying Value              $4,075        $4,109       $4,023     $3,773     $4,008       $3,959        $3,717      $3,552

CASH AND SHORT-TERM
    INVESTMENTS
Yield (2)                            2.73%         2.93%        3.40%      4.57%      4.17%        3.75%         3.92%       4.92%
Income                               $165          $141         $106        $64       $232         $170          $121         $83
Investment gains (losses)              $1           ($4)         ($4)       ($4)        $0           $1            $1          $2
Ending Carrying Value              $5,559        $8,090       $8,354     $8,126     $4,244       $6,305        $5,796      $6,434

OTHER INVESTED ASSETS (5)
Yield (2)                            6.84%         6.95%        6.61%      6.52%      6.42%        5.87%         6.08%       5.49%
Income                               $290          $216         $132        $63       $218         $146          $102         $46
Investment gains (losses)             $35          ($41)         $16        $14       ($61)        ($56)        ($115)       ($69)
Ending Carrying Value              $4,645        $4,617       $4,261     $3,948     $3,727       $3,214        $3,271      $3,512

TOTAL INVESTMENTS
Gross investment income
    yield                            6.82%         6.81%        6.89%      7.04%      7.35%        7.33%         7.38%       7.31%
Investment fees and
    expenses yield                  (0.15%)       (0.15%)      (0.15%)    (0.15%)    (0.15%)      (0.15%)       (0.14%)     (0.13%)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    YIELD                            6.67%         6.66%        6.74%      6.89%      7.20%        7.18%         7.24%       7.18%
                                 ===================================================================================================

Gross investment income           $12,038        $8,894       $5,913     $2,961    $11,688       $8,660        $5,760      $2,838
Investment fees and
    expenses                         (266)         (192)        (125)       (62)      (235)        (171)         (110)        (49)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME             $11,772        $8,702       $5,788     $2,899    $11,453       $8,489        $5,650      $2,789
                                 ===================================================================================================
Ending Carrying Value            $221,832      $216,323     $213,961   $198,418   $190,658     $184,298      $174,592    $169,590
                                 ===================================================================================================

Gross investment gains             $1,075          $511         $358       $221     $2,435       $1,395          $983        $545
Gross investment losses              (560)         (280)        (174)       (89)    (1,109)        (761)         (597)       (283)
Writedowns                           (533)         (460)        (371)      (268)    (1,501)      (1,162)         (607)       (338)
                                 ---------------------------------------------------------------------------------------------------
Subtotal                              (18)         (229)        (187)      (136)      (175)        (528)         (221)        (76)
Derivative instruments
    not qualifying
    for hedge accounting             (218)         (146)         (37)       (34)      (172)        (129)         (150)        (29)
                                 ---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSSES                (236)         (375)        (224)      (170)      (347)        (657)         (371)       (105)
Adjustments to net
    investment gains
    (losses) (6)                      215            77           38         38        145          102            86          13
Minority interest - net
    investment gains
    (losses)                           (9)            0            2          4          6            4             5           1
Net investment gains
    (losses) tax
    benefit (provision)                26           132           60         44         57          189            87          15
                                 ---------------------------------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT
    LOSSES                            ($4)        ($166)       ($124)      ($84)     ($139)       ($362)        ($193)       ($76)
                                 ===================================================================================================

(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2) Yields are annualized and based on year-to-date average carrying values.

(3) Included in income from real estate and real estate joint ventures is $52 million, $42 million, $27 million, $15 million, $160 million, $126 million, $84 million and $39 million related to discontinued operations for the year-to-date December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31,
    2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $421 million, $99 million, $91 million, $90 million, $582 million, ($9) million, ($8) million and $0 million related to discontinued operations for the year-to-date December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June
    30,2002 and March 31, 2002, respectively.

(5) Included in investment income from other invested assets are settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $84 million, $55 million, $20 million, $8 million, $32 million, $22 million, $3 million and $2 million for the year-to-date December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003,
    December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
    respectively. These amounts are excluded from net investment gains (losses) from other invested assets.

(6) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                          At December 31, 2003        At September 30, 2003         At June 30, 2003
                                        --------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total        Amount     % of Total        Amount   % of Total
------------------------------------------------------------------------------------------------------------------------

Less than 20%                                 $677      91.1%            $826        83.4%          $612         76.8%
20% or more for less than six months            22       3.0%              82         8.3%            74          9.3%
20% or more for six months or greater           44       5.9%              82         8.3%           111         13.9%
                                        --------------------------------------------------------------------------------
   Total Gross Unrealized Losses              $743     100.0%            $990       100.0%          $797        100.0%
                                        ================================================================================

                                            At March 31, 2003         At December 31, 2002
                                        ----------------------------------------------------
Unaudited (Dollars in millions)           Amount     % of Total       Amount    % of Total
--------------------------------------------------------------------------------------------

Less than 20%                                 $767      60.8%            $925        54.7%
20% or more for less than six months           216      17.1%             531        31.4%
20% or more for six months or greater          279      22.1%             234        13.9%
                                        ----------------------------------------------------
   Total Gross Unrealized Losses            $1,262     100.0%          $1,690       100.0%
                                        ====================================================


GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES


                                          At December 31, 2003        At September 30, 2003         At June 30, 2003
                                        --------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total        Amount     % of Total        Amount   % of Total
------------------------------------------------------------------------------------------------------------------------

Less than 20%                                   $6     100.0%              $5       100.0%            $8         88.9%
20% or more for less than six months             0       0.0%               0         0.0%             1         11.1%
20% or more for six months or greater            0       0.0%               0         0.0%             0          0.0%
                                        --------------------------------------------------------------------------------
   Total Gross Unrealized Losses                $6     100.0%              $5       100.0%            $9        100.0%
                                        ================================================================================


                                            At March 31, 2003         At December 31, 2002
                                        ----------------------------------------------------
Unaudited (Dollars in millions)           Amount     % of Total       Amount    % of Total
--------------------------------------------------------------------------------------------

Less than 20%                                  $39      30.0%             $25        30.1%
20% or more for less than six months            91      70.0%              58        69.9%
20% or more for six months or greater            0       0.0%               0         0.0%
                                        ----------------------------------------------------
   Total Gross Unrealized Losses              $130     100.0%             $83       100.0%
                                        ====================================================

    The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                         At December 31, 2003   At September 30, 2003     At June 30, 2003      At March 31, 2003
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total   Amount   % of Total    Amount    % of Total   Amount   % of Total
------------------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                    $15,945       9.5%     $14,730       9.2%      $13,992      8.8%     $12,489       8.7%
State & political subdivisions              3,349       2.0%       3,276       2.0%        3,022      1.9%       2,683       1.8%
Corporate bonds                            60,391      36.0%      57,746      36.1%       56,548     35.6%      52,167      36.1%
Foreign government securities               8,764       5.2%       9,027       5.7%        8,938      5.6%       8,374       5.8%
Foreign corporates                         23,842      14.2%      21,787      13.6%       22,030     13.9%      19,542      13.5%
Mortgage-backed securities                 31,454      18.8%      31,831      19.9%       33,166     20.9%      30,260      21.0%
Commercial mortgage-backed securities      11,031       6.6%       9,318       5.8%        8,649      5.4%       7,509       5.2%
Asset-backed securities                    11,863       7.1%      11,033       6.9%       11,222      7.1%      10,224       7.1%
Other fixed income assets                     576       0.3%         687       0.5%          771      0.5%         655       0.5%
                                        --------------------------------------------------------------------------------------------
  Total                                   167,215      99.7%     159,435      99.7%      158,338     99.7%     143,903      99.7%
Redeemable preferred stock                    537       0.3%         505       0.3%          484      0.3%         438       0.3%
                                        --------------------------------------------------------------------------------------------
Total Fixed Maturities                   $167,752     100.0%    $159,940     100.0%     $158,822    100.0%    $144,341     100.0%
                                        ============================================================================================

NAIC           RATING AGENCY
RATING (1)(2)  EQUIVALENT DESIGNATION

 1             Aaa / Aa / A              $112,333      67.0%    $107,284      67.1%     $107,243     67.5%     $97,087      67.3%
 2             Baa                         42,057      25.0%      39,066      24.4%       38,263     24.1%      34,326      23.8%
 3             Ba                           8,011       4.8%       7,913       5.0%        7,727      4.9%       7,624       5.3%
 4             B                            3,814       2.3%       3,962       2.5%        3,854      2.4%       3,658       2.5%
 5             Caa and lower                  629       0.4%         545       0.3%          724      0.5%         627       0.4%
 6             In or near default             371       0.2%         665       0.4%          527      0.3%         581       0.4%
                                        --------------------------------------------------------------------------------------------
  Total                                   167,215      99.7%     159,435      99.7%      158,338     99.7%     143,903      99.7%
Redeemable preferred stock                    537       0.3%         505       0.3%          484      0.3%         438       0.3%
                                        --------------------------------------------------------------------------------------------
Total Fixed Maturities                   $167,752     100.0%    $159,940     100.0%     $158,822    100.0%    $144,341     100.0%
                                        ============================================================================================

                                         At December 31, 2002   At September 30, 2002      At June 30, 2002     At March 31, 2002
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount     % of Total   Amount   % of Total     Amount   % of Total   Amount   % of Total
------------------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                    $15,934      11.4%     $10,986       8.3%       $9,741      7.9%      $9,415       8.1%
State & political subdivisions              2,742       1.9%       2,627       2.0%        2,412      2.0%       2,308       1.9%
Corporate bonds                            49,257      35.1%      47,693      35.9%       46,039     37.2%      44,431      37.6%
Foreign government securities               7,596       5.4%       7,383       5.6%        7,199      5.8%       4,666       3.9%
Foreign corporates                         19,229      13.7%      18,746      14.1%       18,227     14.7%      18,372      15.5%
Mortgage-backed securities                 28,026      20.0%      27,774      20.8%       23,441     18.9%      23,258      19.7%
Commercial mortgage-backed securities       6,857       4.9%       6,048       4.6%        5,526      4.5%       5,143       4.3%
Asset-backed securities                     9,503       6.8%       9,738       7.3%        8,714      7.0%       8,461       7.2%
Other fixed income assets                     697       0.5%       1,481       1.1%        2,025      1.6%       1,673       1.4%
                                        --------------------------------------------------------------------------------------------
  Total                                   139,841      99.7%     132,476      99.7%      123,324     99.6%     117,727      99.6%
Redeemable preferred stock                    447       0.3%         430       0.3%          472      0.4%         509       0.4%
                                        --------------------------------------------------------------------------------------------
Total Fixed Maturities                   $140,288     100.0%    $132,906     100.0%     $123,796    100.0%    $118,236     100.0%
                                        ============================================================================================

NAIC          RATING AGENCY
RATING (1)(2) EQUIVALENT DESIGNATION

 1           Aaa / Aa / A                 $94,225      67.2%     $88,091      66.3%      $78,647     63.5%     $74,144      62.7%
 2           Baa                           33,997      24.2%      33,375      25.1%       33,614     27.2%      33,067      28.1%
 3           Ba                             7,437       5.3%       6,365       4.8%        6,726      5.4%       5,989       5.1%
 4           B                              3,408       2.4%       3,509       2.6%        3,364      2.7%       3,606       3.0%
 5           Caa and lower                    295       0.3%         771       0.6%          734      0.6%         643       0.5%
 6           In or near default               479       0.3%         365       0.3%          239      0.2%         278       0.2%
                                        --------------------------------------------------------------------------------------------
  Total                                   139,841      99.7%     132,476      99.7%      123,324     99.6%     117,727      99.6%
Redeemable preferred stock                    447       0.3%         430       0.3%          472      0.4%         509       0.4%
                                        --------------------------------------------------------------------------------------------
Total Fixed Maturities                   $140,288     100.0%    $132,906     100.0%     $123,796    100.0%    $118,236     100.0%
                                        ============================================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

(2) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                         At December 31, 2003   At September 30, 2003     At June 30, 2003      At March 31, 2003
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total   Amount   % of Total    Amount    % of Total   Amount   % of Total
------------------------------------------------------------------------------------------------------------------------------------

South Atlantic                             $4,978      24.5%      $5,027      25.2%       $5,139     25.9%      $5,167      26.3%
Pacific                                     5,005      24.7%       4,587      23.0%        4,130     20.8%       4,198      21.4%
Middle Atlantic                             3,455      17.0%       3,522      17.6%        3,543     17.9%       3,416      17.4%
East North Central                          1,821       9.0%       1,808       9.1%        2,331     11.8%       2,260      11.5%
New England                                 1,278       6.3%       1,269       6.4%        1,181      6.0%       1,168       6.0%
West South Central                          1,370       6.8%       1,352       6.8%        1,256      6.3%       1,149       5.9%
Mountain                                      740       3.6%         798       4.0%          845      4.3%         858       4.4%
West North Central                            619       3.0%         582       2.9%          580      2.9%         598       3.0%
International                                 836       4.1%         811       4.1%          631      3.2%         631       3.2%
East South Central                            198       1.0%         189       0.9%          187      0.9%         178       0.9%
                                        --------------------------------------------------------------------------------------------
  Total                                   $20,300     100.0%     $19,945     100.0%      $19,823    100.0%     $19,623     100.0%
                                        ============================================================================================

Office                                     $9,170      45.2%      $8,919      44.7%       $9,414     47.4%      $9,301      47.5%
Retail                                      5,006      24.7%       4,825      24.2%        4,471     22.6%       4,321      22.0%
Apartments                                  2,832      13.9%       2,932      14.7%        2,805     14.2%       2,867      14.6%
Industrial                                  1,911       9.4%       1,940       9.7%        1,922      9.7%       1,893       9.6%
Hotel                                       1,032       5.1%       1,038       5.2%          955      4.8%         996       5.1%
Other                                         349       1.7%         291       1.5%          256      1.3%         245       1.2%
                                        --------------------------------------------------------------------------------------------
  Total                                   $20,300     100.0%     $19,945     100.0%      $19,823    100.0%     $19,623     100.0%
                                        ============================================================================================

                                         At December 31, 2002   At September 30, 2002      At June 30, 2002     At March 31, 2002
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount     % of Total   Amount   % of Total     Amount   % of Total   Amount   % of Total
------------------------------------------------------------------------------------------------------------------------------------

South Atlantic                             $5,076      26.0%      $4,832      26.3%       $4,806     26.4%      $4,736     26.2%
Pacific                                     4,180      21.4%       3,860      21.0%        3,715     20.5%       3,642     20.1%
Middle Atlantic                             3,441      17.6%       3,315      18.1%        3,310     18.2%       3,309     18.3%
East North Central                          2,147      11.0%       1,962      10.7%        1,956     10.8%       1,959     10.8%
New England                                 1,323       6.8%       1,270       6.9%        1,246      6.9%       1,286      7.1%
West South Central                          1,097       5.6%         975       5.3%          982      5.4%         993      5.5%
Mountain                                      833       4.2%         763       4.2%          766      4.2%         795      4.4%
West North Central                            645       3.3%         647       3.5%          653      3.6%         666      3.7%
International                                 632       3.2%         546       3.0%          540      3.0%         519      2.9%
East South Central                            178       0.9%         178       1.0%          179      1.0%         180      1.0%
                                        --------------------------------------------------------------------------------------------
  Total                                   $19,552     100.0%     $18,348     100.0%      $18,153    100.0%     $18,085    100.0%
                                        ============================================================================================

Office                                     $9,340      47.8%      $8,431      45.9%       $8,311     45.8%      $8,165     45.1%
Retail                                      4,320      22.1%       4,332      23.6%        4,349     24.0%       4,383     24.2%
Apartments                                  2,793      14.3%       2,602      14.2%        2,582     14.2%       2,584     14.3%
Industrial                                  1,910       9.7%       1,933      10.5%        1,876     10.3%       1,912     10.6%
Hotel                                         942       4.8%         818       4.5%          822      4.5%         828      4.6%
Other                                         247       1.3%         232       1.3%          213      1.2%         213      1.2%
                                        --------------------------------------------------------------------------------------------
  Total                                   $19,552     100.0%     $18,348     100.0%      $18,153    100.0%     $18,085    100.0%
                                        ============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2003               2003            2003           2003
-------------------------------------------------------------------------------------------------

Wholly owned                          $4,362             $4,927          $4,184         $4,199
Joint ventures                           438                431             397            365
                                  ---------------------------------------------------------------
  Subtotal                             4,800              5,358           4,581          4,564
Foreclosed                                 3                  6               4              5
                                  ---------------------------------------------------------------
  Total Real Estate (1)               $4,803             $5,364          $4,585         $4,569
                                  ===============================================================

                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2002               2002            2002           2002
-------------------------------------------------------------------------------------------------

Wholly owned                          $4,338             $5,302          $5,615         $5,520
Joint ventures                           377                316             297            291
                                  ---------------------------------------------------------------
  Subtotal                             4,715              5,618           5,912          5,811
Foreclosed                                10                 45              51             51
                                  ---------------------------------------------------------------
  Total Real Estate (1)               $4,725             $5,663          $5,963         $5,862
                                  ===============================================================

(1) Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES

                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2003               2003            2003           2003
-------------------------------------------------------------------------------------------------

COMMERCIAL                           $20,300            $19,945         $19,823        $19,623

AGRICULTURAL                           5,327              5,131           5,090          5,052

RESIDENTIAL                              622                459             376            371

                                  ---------------------------------------------------------------
TOTAL                                $26,249            $25,535         $25,289        $25,046
                                  ===============================================================


                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2002               2002            2002           2002
-------------------------------------------------------------------------------------------------

COMMERCIAL                           $19,552            $18,348         $18,153        $18,085

AGRICULTURAL                           5,146              5,155           5,174          5,196

RESIDENTIAL                              388                382             406            403

                                  ---------------------------------------------------------------
TOTAL                                $25,086            $23,885         $23,733        $23,684
                                  ===============================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2003               2003            2003           2003
-------------------------------------------------------------------------------------------------

METLIFE                               $251.0             $245.0          $242.3         $226.3

METLIFE SEPARATE ACCOUNT                75.8               70.0            67.5           60.6

STATE STREET THIRD PARTY                23.4               21.6            21.9           20.8

                                  ---------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT         $350.2             $336.6          $331.7         $307.7
                                  ===============================================================

                                  At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)        2002               2002            2002           2002
-------------------------------------------------------------------------------------------------

METLIFE                               $217.7             $212.0          $202.0         $196.3

METLIFE SEPARATE ACCOUNT                59.7               56.0            59.3           62.5

STATE STREET THIRD PARTY                21.8               22.2            25.6           26.1

                                  ---------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT         $299.2             $290.2          $286.9         $284.9
                                  ===============================================================

                                                                  (METLIFE LOGO)

COMPANY RATINGS AS OF FEBRUARY 4, 2004 (1)

                                                              Moody's           Standard &         A.M. Best            Fitch
                                                         Investors Service        Poor's            Company            Ratings
                                                         -----------------        ------            -------            -------
FINANCIAL STRENGTH RATINGS
--------------------------
Metropolitan Life Insurance Company                             Aa2                 AA                 A+                 AA
Metropolitan Life Insurance Company (Short-term rating)         P-1               A-1+                 NR                 NR
First MetLife Investors Insurance Co.                            NR                 AA                 A+                 NR
General American Life Insurance Company                         Aa2                 AA                 A+                 AA
MetLife Investors Insurance Company                             Aa2                 AA                 A+                 AA
MetLife Investors Insurance Company of California                NR                 AA                 A+                 NR
MetLife Investors USA Insurance Company                         Aa3                 AA                 A+                 AA
Metropolitan Insurance and Annuity Company                      Aa3                 NR                 NR                 NR
New England Life Insurance Company                              Aa2                 AA                 A+                 AA
Paragon Life Insurance Company                                   NR                 AA                 A+                 AA
Texas Life Insurance Company                                     NR                 NR                  A                 NR
RGA Reinsurance Company                                          A1                AA-                 A+                AA-
Metropolitan Property and Casualty Insurance Company            Aa3                 NR                  A                 NR
Metropolitan Casualty Insurance Company                          NR                 NR                  A                 NR
Metropolitan Direct Property and Casualty Insurance Co.          NR                 NR                  A                 NR
Metropolitan General Insurance Company                           NR                 NR                  A                 NR
Metropolitan Group Property & Casualty Insurance Co.             NR                 NR                  A                 NR
Metropolitan Lloyds Insurance Company of Texas                   NR                 NR                  A                 NR

CREDIT RATINGS
--------------
MetLife, Inc.
   Senior Unsecured                                              A2                  A                  a                  A
   Commercial Paper                                             P-1                A-1             AMB-1+                 F1

Metropolitan Life Insurance Company
   Surplus Notes                                                 A1                 A+                 a+                 A+

MetLife Funding, Inc.
   Commercial Paper                                             P-1               A-1+             AMB-1+                F1+

General American Life Insurance Company
   Surplus Notes                                                 A1                 A+                 a+                 NR

GenAmerica Capital I
   Preferred Stock                                               A3               BBB+                 NR                 A-

Reinsurance Group of America, Incorporated
   Senior Unsecured                                            Baa1                 A-                 a-                 A-

RGA Capital Trust I
   Preferred Stock                                               NR                BBB                bbb               BBB+

(1)   NR indicates not rated

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2002 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")

                                         December 31, 2002 (1)    September 30, 2002     June 30, 2002 (2)      March 31, 2002 (3)
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC             EC      RBC           EC      RBC            EC      RBC            EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
   Group Life                               $82            $85      $84          $86      $74           $76      $68           $70
   Retirement & Savings                     120            121      103          106      135           137      114           118
   Non-Medical Health & Other                60             65       47           52       41            46       53            58
                                        --------------------------------------------------------------------------------------------
      Total Institutional Operations        262            271      234          244      250           259      235           246
                                        --------------------------------------------------------------------------------------------

Individual Operations
   Traditional Life                          92             86      127          121       97            91       98            92
   Variable & Universal Life                 23             19       40           35       36            32       25            20
   Annuities                                 47             42       44           39       50            45       40            35
   Other                                     12             13       15           16       13            14       11            12
                                        --------------------------------------------------------------------------------------------
      Total Individual Operations           174            160      226          211      196           182      174           159
                                        --------------------------------------------------------------------------------------------

Auto & Home
   Auto                                      21             17       41           37       17            14       15            12
   Homeowners                                30             31        6            6       15            15       11            12
   Other                                     (3)            (3)       1            2        4             4        4             4
                                        --------------------------------------------------------------------------------------------
      Total Auto & Home                      48             45       48           45       36            33       30            28
                                        --------------------------------------------------------------------------------------------

International Operations                     38             32       40           34        2            (4)      14             8

Reinsurance                                  15              9       23           17       19            13       22            16

Asset Management                              1              3        1            3        5             7        1             3

Corporate, Other & Eliminations            (200)          (182)     (70)         (52)      (4)           14      (76)          (60)
                                        --------------------------------------------------------------------------------------------
      Total Operating Earnings             $338           $338     $502         $502     $504          $504     $400          $400
                                        ============================================================================================


(1) Fourth quarter 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products (Corporate, Other & Eliminations), a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives (Retirement & Savings), and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies (Non-Medical Health & Other).

(2) Second quarter 2002 includes a $30 million after-tax reduction of a previously established reserve related to the Company's sales practices class action settlement in 1999. This reserve reduction impacted the Corporate, Other & Eliminations segment.

(3) First quarter 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business. This charge impacted the Corporate, Other & Eliminations segment.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2001 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")

                                         December 31, 2001 (1)    September 30, 2001 (2)     June 30, 2001        March 31, 2001
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC            EC       RBC              EC       RBC        EC        RBC         EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
   Group Life                              $75             $80     ($16)           ($10)      $76        $80       $63         $68
   Retirement & Savings                   (155)           (154)      87              89        88         89        94          95
   Non-Medical Health & Other               33              38      (44)            (38)       40         45        38          43
                                        --------------------------------------------------------------------------------------------
      Total Institutional Operations       (47)            (36)      27              41       204        214       195         206
                                        --------------------------------------------------------------------------------------------

Individual Operations
   Traditional Life                         61              52       73              64        99         90        98          89
   Variable & Universal Life                23              20       23              21        32         29        33          30
   Annuities                                40              37       57              54        47         44        36          33
   Other                                   (72)            (71)      11              12         8          9        16          17
                                        --------------------------------------------------------------------------------------------
      Total Individual Operations           52              38      164             151       186        172       183         169
                                        --------------------------------------------------------------------------------------------

Auto & Home
   Auto                                     24              23       25              23        39         35        (7)        (11)
   Homeowners                               15              14       (5)             (5)      (25)       (26)      (16)        (14)
   Other                                     4               4        2               2        (3)        (1)       (1)          0
                                        --------------------------------------------------------------------------------------------
      Total Auto & Home                     43              41       22              20        11          8       (24)        (25)
                                        --------------------------------------------------------------------------------------------

International Operations                    (8)            (11)      11               9        11          9        18          16

Reinsurance                                 (1)             (7)      16              10        16         10        15           9

Asset Management                             2               5        2               5         1          4         6           9

Corporate, Other & Eliminations           (165)           (154)     (15)             (9)      (10)         2        (9)          0
                                        --------------------------------------------------------------------------------------------
      Total Operating Earnings (Loss)    ($124)          ($124)    $227            $227      $419       $419      $384        $384
                                        ============================================================================================


(1) Fourth quarter 2001 includes business realignment costs, costs associated with the establishment of a policyholder liability for New England Financial and costs associated with the anticipated resolution of race-conscious underwriting claims. By segment, the after-tax costs were as follows: Group Life $1 million; Retirement & Savings $264 million; Non-Medical Health & Other $2 million; Traditional Life $24 million; Variable & Universal Life $12 million; Annuities $22 million; Individual Business - Other $77 million; Auto $1 million; Property $1 million; and Corporate, Other & Eliminations $159 million.

(2) Third quarter 2001 includes costs associated with the September 11 tragedies. By segment, the after-tax costs were as follows: Group Life $99 million; Non-Medical Health & Other $83 million; Traditional Life $8 million; Variable & Universal Life $7 million; Auto $1 million; Homeowners $3 million; and Reinsurance $7 million.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2000 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")

                                           December 31, 2000      September 30, 2000       June 30, 2000         March 31, 2000
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC          EC        RBC           EC        RBC          EC        RBC           EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
   Group Life                              $48          $55       $63           $69       $61          $67       $62           $68
   Retirement & Savings                     71           80        58            67        47           56        45            54
   Non-Medical Health & Other               44           51        38            45        40           47        33            40
                                        --------------------------------------------------------------------------------------------
      Total Institutional Operations       163          186       159           181       148          170       140           162
                                        --------------------------------------------------------------------------------------------

Individual Operations
   Traditional Life                        155          132       105            83        98           76       101            79
   Variable & Universal Life                21           16        35            31        23           19        32            28
   Annuities                                25           18        48            42        69           62        60            53
   Other                                    (3)          (4)        6             6         4            5         3             3
                                        --------------------------------------------------------------------------------------------
      Total Individual Operations          198          162       194           162       194          162       196           163
                                        --------------------------------------------------------------------------------------------

Auto & Home
   Auto                                      7            8        22            20        10            8         8             7
   Homeowners                               24           24       (17)          (16)      (22)         (22)       (7)           (6)
   Other                                     6            6         5             6        (1)           0         7             7
                                        --------------------------------------------------------------------------------------------
      Total Auto & Home                     37           38        10            10       (13)         (14)        8             8
                                        --------------------------------------------------------------------------------------------

International Operations                     3            0         5             2         7            4        11             8

Reinsurance                                 25           20        16            11         9            4        22            17

Asset Management                             3            6         9            12        10           13        11            14

Corporate, Other & Eliminations            (25)          (8)       (9)            6        19           35        (9)            7
                                        --------------------------------------------------------------------------------------------
      Total Operating Earnings            $404         $404      $384          $384      $374         $374      $379          $379
                                        ============================================================================================